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[LOGO]  LINDNER(R)
        F U N D S
ADVISED BY RYBACK MANAGEMENT CORPORATION


                                  CONTENTS

7711 Carondelet Avenue, Suite 700 * St. Louis, Missouri 63105 *
Tel: 314-727-5305 * Fax: 314-727-9306


Statements of Assets & Liabilities p.2

LINDNER GROWTH FUND
     Letter from the Fund Managers p.6
     Schedules of Investments      p.8

LINDNER DIVIDEND FUND
     Letter from the Fund Manager  p.11
     Schedules of Investments      p.13

LINDNER UTILITY FUND
     Letter from the Fund Manager  p.17
     Schedules of Investments      p.19

LINDNER/RYBACK SMALL-CAP FUND
     Letter from the Fund Manager  p.21
     Schedules of Investments      p.23

LINDNER INTERNATIONAL FUND
     Letter from the Fund Manager  p.25
     Schedules of Investments      p.26

LINDNER HIGH-YIELD BOND FUND
     Letter from the Fund Manager  p.28
     Schedules of Investments      p.29

LINDNER BULWARK FUND
     Letter from the Fund Manager  p.31
     Schedules of Investments      p.33

LINDNER GOVERNMENT
MONEY MARKET FUND
     Letter from the Fund Manager  p.36
     Schedules of Investments      p.37

Statements of Operations           p.38

Statements of Changes in Net Assets     p.41

Notes to Financial Statements      p.45

Financial Highlights               p.56


TO OUR SHAREHOLDERS
1998 proved to be a disappointing year for the Lindner Funds. A trend that began in 1996 continued with even greater intensity: the narrowing of the stock market. The Standard and Poor's 500 Index was up over 28% in 1998, yet eight of the ten largest companies in the Index were up an average of 101%, while the remaining 492 stocks were up only 7.9% on average. Although Lindner Funds' value-focused style of investing has been left behind in the chase for a few companies trading at ever higher multiples of earnings, we remain steadfast in our belief that value will eventually win out.

We sincerely appreciate your ongoing support of our efforts. We have never been more earnest than we are now in working to improve our investment results. After meticulously reviewing the investment process and security selection criteria for each of our funds, we have made a number of significant changes based on that analysis, which are detailed on the pages that follow.

The changes we began implementing in 1998 should have a positive impact on our funds in 1999. The best possible scenario would be that our value-focused style of investing comes back in favor and our relative results become a source of pride once again.

The prudent investor, of course, diversifies a portfolio among value and growth offerings. That's because value and growth stocks tend to take turns leading the market. Growth funds have dominated the huge market run-up of the past few years. However, value funds outperformed growth funds from 1992 to 1994

Right now, value investments are lagging those in the growth category. However, we true value investors will once again enjoy our day in the sun.


/s/ Eric E. Ryback
Eric E. Ryback
President


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
-----------------------------------------------------------------------------------------------------------------
                                               LINDNER INVESTMENTS
-----------------------------------------------------------------------------------------------------------------
                                      STATEMENTS OF ASSETS AND LIABILITIES
                                                DECEMBER 31, 1998
                                                   (Unaudited)



                                                             LINDNER GROWTH FUND          LINDNER DIVIDEND FUND
                                                           ------------------------      ------------------------
ASSETS
Investment securities, at value:
  Unaffiliated issuers (identified cost of
    $377,368,681, $1,206,956,453 $27,616,759,
    $38,064,346 $2,105,909 and $2,564,918,
    respectively)                                                $412,243,180                 $1,120,012,018
  Affiliated issuers (identified cost $179,939,710,
    $44,694,819, $0, $2,009,228, $0, and $0,
    respectively) (Note 5)                                        199,486,318                     20,819,440
Cash                                                                  292,518                        513,261
Receivables:
  Investments sold - long                                           9,488,737                      9,209,233
  Dividends and interest                                            1,246,050                     20,963,677
  Fund shares sold                                                      1,579                        236,351
Unamortized organizational expense (Note 4)                                --                             --
Receivable for expenses reimbursed by advisor                              --                             --
Other assets                                                           48,149                         57,541
                                                           ------------------------      ------------------------
    Total assets                                                  622,806,531                  1,171,811,521
                                                           ------------------------      ------------------------
LIABILITIES
Accounts payable and accrued liabilities:
  Investment securities purchased                                   4,175,581                      2,093,750
  Fund shares redeemed                                              1,701,034                     15,557,161
Other liabilities:
  Management fee (Note 3)                                             933,211                      1,671,640
  Organizational expense (Note 4)                                          --                             --
  Other                                                               230,931                        222,087
                                                           ------------------------      ------------------------
    Total liabilities                                               7,040,757                     19,544,638
                                                           ------------------------      ------------------------
NET ASSETS                                                       $615,765,774                 $1,152,266,883
                                                           ========================      ========================

NET ASSETS CONSIST OF:
Capital (par value, $.01 per share, and additional
  paid-in capital)                                               $553,657,768                 $1,214,037,718
Undistributed net investment income                                   959,546                      6,397,233
Accumulated net realized gain (loss) on investments
  and foreign currency transactions                                 6,723,384                     42,651,746
Net unrealized appreciation (depreciation) on
  investments and translation of assets and
  liabilities in foreign currency                                  54,425,076                   (110,819,814)
                                                           ------------------------      ------------------------
NET ASSETS APPLICABLE TO OUTSTANDING SHARES                      $615,765,774                 $1,152,266,883
                                                           ========================      ========================

NET ASSET VALUE PER SHARE
Investor Shares:
  NET ASSETS                                                     $615,508,472                 $1,151,383,078
  SHARES OUTSTANDING                                               38,119,953                     48,925,519
                                                           ------------------------      ------------------------
                                                                       $16.15                         $23.53
                                                           ========================      ========================

Institutional Shares:
  NET ASSETS                                                         $257,302                       $883,805
  SHARES OUTSTANDING                                                   16,031                         37,687
                                                           ========================      ========================
                                                                       $16.05                         $23.45
                                                           ========================      ========================


2                                       See Notes to Financial Statements

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
---------------------------------------------------------------------------------------------------------------------
                                                  LINDNER INVESTMENTS
---------------------------------------------------------------------------------------------------------------------
                                        STATEMENTS OF ASSETS AND LIABILITIES
                                                   DECEMBER 31, 1998
                                                      (Unaudited)


                                    LINDNER/RYBACK                                              LINDNER HIGH-YIELD
  LINDNER UTILITY FUND              SMALL-CAP FUND           LINDNER INTERNATIONAL FUND             BOND FUND
------------------------       ------------------------      --------------------------      ------------------------





       $28,183,955                    $40,880,113                     $1,334,508                     $2,287,841


                --                      2,800,000                             --                             --
            50,030                         94,936                         41,396                         10,492

           549,933                        698,460                             --                             --
           218,885                         51,751                          1,190                         59,314
                --                         16,890                             --                             --
                --                             --                          6,756                         17,424
                --                             --                             --                          7,059
             2,187                          1,933                            420                             --
------------------------       ------------------------       ------------------------       ------------------------
        29,004,990                     44,544,083                      1,384,270                      2,382,130
------------------------       ------------------------       ------------------------       ------------------------


           470,062                             --                             --                             --
           200,706                         97,361                             --                         15,715

            18,340                         26,321                          1,389                          1,575
             4,625                          4,208                          8,972                         18,478
            10,992                         15,667                          3,073                          1,242
------------------------       ------------------------       ------------------------       ------------------------
           704,725                        143,557                         13,434                         37,010
------------------------       ------------------------       ------------------------       ------------------------
       $28,300,265                    $44,400,526                     $1,370,836                     $2,345,120
========================       ========================       ========================       ========================



       $29,011,067                    $42,054,703                     $2,290,248                     $2,682,442
             6,932                             --                             --                          2,632

        (1,284,974)                    (1,260,716)                      (148,080)                       (62,876)


           567,240                      3,606,539                       (771,332)                      (277,078)
------------------------       ------------------------       ------------------------       ------------------------
       $28,300,265                    $44,400,526                     $1,370,836                     $2,345,120
========================       ========================       ========================       ========================



       $28,300,107                    $44,225,091                     $1,370,590                     $2,344,985
         2,359,701                      5,840,896                        219,644                        278,451
------------------------       ------------------------       ------------------------       ------------------------
            $11.99                          $7.57                          $6.24                          $8.42
========================       ========================       ========================       ========================


              $158                       $175,435                           $246                           $135
                13                         23,175                             40                             16
========================       ========================       ========================       ========================
            $12.14                          $7.57                          $6.15                          $8.43
========================       ========================       ========================       ========================


                                              See Notes to Financial Statements                                     3

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
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                                              LINDNER INVESTMENTS
---------------------------------------------------------------------------------------------------------------
                                     STATEMENTS OF ASSETS AND LIABILITIES
                                               DECEMBER 31, 1998
                                                 (Unaudited)

                                                                                         LINDNER BULWARK FUND
                                                                                       ------------------------
ASSETS
Investment securities, at value:
  Unaffiliated issuers (identified cost of $20,078,002)                                       $17,802,651
  Affiliated issuers (identified cost $928,141)                                                 2,117,575
Cash                                                                                               85,918
Receivables:
  Dividends and interest                                                                           55,258
  Investments sold - short                                                                      8,612,560
Deposits with brokers for securities sold short                                                 4,295,883
Unamortized organizational expense (Note 4)                                                           586
Other assets                                                                                        1,884
                                                                                       ------------------------
    Total assets                                                                               32,972,315
                                                                                       ------------------------
LIABILITIES
Accounts payable and accrued liabilities:
  Investments sold short, at value (proceeds $8,612,560)                                        8,282,587
  Short sales covered                                                                             508,413
  Fund shares redeemed                                                                            226,723
Other liabilities:
  Management fee (Note 3)                                                                          22,009
  Organizational expense (Note 4)                                                                   8,976
  Other                                                                                             8,824
                                                                                       ------------------------
    Total liabilities                                                                           9,057,532
                                                                                       ------------------------
NET ASSETS                                                                                    $23,914,783
                                                                                       ========================

NET ASSETS CONSIST OF:
Capital (par value, $.01 per share, and additional paid-in capital)                           $50,493,122
Undistributed net investment income                                                                13,953
Accumulated net realized loss on investments and
  foreign currency transactions                                                               (25,318,179)
Net unrealized depreciation on investments and
  translation of assets and liabilities in foreign currency                                    (1,274,113)
                                                                                       ------------------------
NET ASSETS APPLICABLE TO OUTSTANDING SHARES                                                   $23,914,783
                                                                                       ========================

NET ASSET VALUE PER SHARE
Investor Shares:
  NET ASSETS                                                                                  $23,914,674
  SHARES OUTSTANDING                                                                            4,231,828
                                                                                       ------------------------
                                                                                                    $5.65
                                                                                       ========================

Institutional Shares:
  NET ASSETS                                                                                         $108
  SHARES OUTSTANDING                                                                                   18
                                                                                       ========================
                                                                                                    $6.03
                                                                                       ========================

4                                       See Notes to Financial Statements

---------------------------------------------------------------------------------------------------------------
                                              LINDNER INVESTMENTS
---------------------------------------------------------------------------------------------------------------
                                     STATEMENTS OF ASSETS AND LIABILITIES
                                               DECEMBER 31, 1998
                                                 (Unaudited)

                                                                                          LINDNER GOVERNMENT
                                                                                          MONEY MARKET FUND
                                                                                       ------------------------
ASSETS
Investment securities, at value                                                               $51,336,793
Cash                                                                                            1,952,556
Interest receivable                                                                               153,731
Unamortized organizational expense (Note 4)                                                        12,751
Other assets                                                                                       13,880
                                                                                       ------------------------
    Total assets                                                                               53,469,711
                                                                                       ------------------------
LIABILITIES
Accounts payable and accrued liabilities:
  Fund shares redeemed                                                                            150,444
  Dividends                                                                                        55,412
  Organizational expense                                                                           13,910
  Administrator fee                                                                                 8,512
  Management fee (Note 3)                                                                           6,384
  Other                                                                                            16,137
                                                                                       ------------------------
    Total liabilities                                                                             250,799
                                                                                       ------------------------
NET ASSETS                                                                                    $53,218,912
                                                                                       ========================

NET ASSETS CONSIST OF:
Paid-in capital                                                                               $53,218,912
                                                                                       ========================
SHARES OF BENEFICIAL INTEREST, $1.00 PAR VALUE
UNLIMITED SHARES AUTHORIZED, OUTSTANDING                                                       53,218,912
                                                                                       ========================
NET ASSET VALUE PER SHARE                                                                           $1.00
                                                                                       ========================

                                        See Notes to Financial Statements                                     5

PERFORMANCE SUMMARY

The Lindner Growth Fund declined 15.80% for the calendar year 1998 as compared to the Russell 2000 Index decline of 2.24%. On a six-month basis, the Fund declined 13.61% while the Russell Index dropped 7.13%.

What happened? Our investments in developing nations, commodity-related firms and small-capitalization stocks came under selling pressure during a period of declining world economies, low inflation and an obsession for liquidity. Currently, markets across the globe have regained some degree of stability and allowed many investors to recoup a portion of their paper losses.

Unfortunately, a few key areas where the Fund invested did not recover as anticipated. More specifically, emerging markets continue to demonstrate an inability to effectively manage diversity. Consequently, we have begun divesting ourselves of these securities and will utilize the losses to improve our tax efficiency. Going forward, our focus internationally will be directed towards developed regions of the world, such as Western Europe.

Due to continued prospects for benign inflation and a growing lack of faith in gold as a store of value, we will eliminate this asset class over time. With regard to uranium mining, original prospects for increasing foreign demand and rapid consolidation in the industry did not materialize. Global efforts in power generation focused on natural gas as a cleaner, albeit more expensive, energy resource. Therefore, with great humility, we are discontinuing our exposure in this area as well.

A different mind set is needed to analyze our future prospects in the oil and gas sector. Natural gas is rapidly becoming a cleaner, more environmentally acceptable source of energy; however, unusually warm weather let the steam out of this very important commodity. Therefore, we will hold on and let mother nature take her course. In time, normal weather patterns should resurface to bolster the long-term value of these uniquely positioned companies.

Without question, Asia's economic downturn significantly reduced demand and depressed world oil prices to historically low levels. This created a cascading effect on the economies and securities of major oil-exporting countries. There is anecdotal evidence a slow recovery has begun in the Asian hemisphere. This should reverse the decline in oil prices and fortunes of shipping firms that depend on prosperity in the oil patch. Since we believe in the value of oil and shipping firms supporting this industry, our commitment remains firm in these sectors. We will utilize market volatility to upgrade the mix of our exposure during this period of consolidation.

Beyond this, being in small-capitalization value stocks simply did not work in 1998. The majority of investors focused on


                                               (continued on next page)




LINDNER GROWTH FUND

FUND PROFILE

This diversified fund seeks long-term capital appreciation through investments in common stocks or securities convertible into common stocks. Income is a secondary objective.

Portfolio composition by industry
December 31, 1998


             [GRAPH]
actively traded large companies and gambled on Internet-related firms. Compared to our universe of companies, these securities were not appropriately shellacked for earnings disappointments and awarded too much credit for meeting or exceeding expectations.

Despite these difficulties, there were several success stories supporting our unique approach to value investing. They include Alliant Techsystems, Inc. (ATK), CPI Corporation (CPY), Juno Lighting, Inc.
(JUNO), NCR Corporation (NCR), Quixote Corporation (QUIX) and Unisys Corporation (UIS). Each of these companies rewarded our convictions by materially improving their operations, competitive positions and, most importantly, share prices!

We are currently invested in 74 companies, down from 100 and 173 firms as of June 30, 1998 and December 31, 1997, respectively. The typical company in the portfolio has the following salient features:

     Market capitalization of $357 million

     Trailing twelve P/E of 10.1 times

     Annual earnings growth of 9.2%

     Price-to-cash flow multiple of 5.7 times

     Price-to-sales ratio of .75 times

     Debt-to-capital ratio of 36.4%

     Return on average equity of 12.8%

Two specialty retailers and a steel producer were added to the portfolio during the latest market downturn and represent compelling long-term values. Each position is currently profitable and will be increased over time.

Our mix of undervalued companies has improved immensely. Several firms are operating in consolidating industries and buying back their shares with excess cash flow at extremely low equity valuations. At some point, Wall Street or larger competitors should recognize the inherent value of these enterprises and provide us with the benefits of long-term value investing.

In closing, we wish to thank you for your continued support and look forward to a profitable year.

Sincerely,

/s/ Eric E. Ryback                        /s/ Robert A. Lange

Eric E. Ryback                            Robert A. Lange
President                                 Portfolio Manager



                                                                    7

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
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                                      LINDNER INVESTMENTS
----------------------------------------------------------------------------------------------
                         SCHEDULES OF INVESTMENTS - DECEMBER 31, 1998
                                         (Unaudited)

                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds             Value
-------------------------------------------------------  ------------------   ----------------
LINDNER GROWTH FUND
-------------------
COMMON STOCKS (91.48%)
Aerospace/Defense (7.59%)
  Alliant Techsystems, Inc. <Fa>, <F*>                            567,000         $46,742,062
                                                                              ----------------
Automobiles and Parts (0.89%)
  Jason, Inc. <F*>                                                655,800          $5,492,325
                                                                              ----------------
Brewery (0.19%)
  SUN Brewing, Ltd. - GDR <F*>                                    448,000          $1,176,000
                                                                              ----------------
Business Services (5.41%)
  Cendant Corporation <F*>                                      1,000,000         $19,062,500
  InaCom Corporation <Fa>, <F*>                                   955,900          14,219,012
                                                                              ----------------
                                                                                  $33,281,512
                                                                              ----------------
Chemicals and Allied Products (3.78%)
  Lawter International, Inc. <Fa>                               2,000,000         $23,250,000
                                                                              ----------------
Computers and Electronic Equipment (7.93%)
  Adaptec, Inc. <F*>                                              815,000         $14,313,437
  Oak Technology, Inc. <Fa>, <F*>                               2,979,900          10,429,650
  Unisys Corporation <F*>                                         700,000          24,106,250
                                                                              ----------------
                                                                                  $48,849,337
                                                                              ----------------
Construction and Real Estate (0.08%)
  Blagovno Trgovinski Center - GDR - Rule 144A <Fr>
    (Acquired 7/25/97 - 5/7/98, Cost $795,500)                     95,000            $514,900
                                                                              ----------------
Environmental Services (1.74%)
  Recycling Industries, Inc. <Fa>, <F*>                         1,300,000          $1,300,000
  Saftey-Kleen Corp. (formerly Laidlaw Environmental
    Services, Inc.) <F*>                                          665,250           9,396,656
                                                                              ----------------
                                                                                  $10,696,656
                                                                              ----------------
Financial Services (10.19%)
  Bank Inicjatyw Gospodarczych,
    Common Stock <Ff>                                           2,300,000          $2,064,161
    Common Stock - GDR                                            208,000           2,818,400
  Banque Libanaise pour le Commerce SAL
    GDR - Rule 144A <F*>, <Fr> (Acquired
    12/11/96 - 12/31/96, Cost $1,982,300)                         166,000           3,095,900
  CORUS Bankshares, Inc.                                          608,558          19,625,996
  Eesti Uhispank - GDR - Rule 144A <F*>, <Fr> (Acquired
    3/6/98 - 11/5/98, Cost $5,448,231)                            535,500           2,581,110
  International Bancshares Corporation                            377,375          19,104,609
  Union Planters Corporation                                      296,900          13,453,281
                                                                              ----------------
                                                                                  $62,743,457
                                                                              ----------------
Healthcare (1.87%)
  Comprehensive Care Corporation - Rule 144A <Fa>,
    <F*>, <Fr> (Acquired 2/3/95 - 7/14/95, Cost
    $1,410,000)                                                   250,000            $984,375
  Hyseq, Inc.,
    Common Stock <F*>                                             600,000           3,150,000
    Rule 144A <F*>, <Fr> (Acquired 10/16/97,
      Cost $1,642,800)                                            120,000             534,000
  RightChoice Managed Care, Inc. <F*>                             596,300           6,857,450
                                                                              ----------------
                                                                                  $11,525,825
                                                                              ----------------
Hotel Operator (0.58%)
  Orbis S. A. <Ff>, <F*>                                          450,000          $3,538,562
                                                                              ----------------
Industrial Products and Services (6.11%)
  Mark IV Industries, Inc.                                        400,000          $5,200,000
  Quixote Corporation <Fa>                                        732,400           9,017,675
  Tecumseh Products Company - Class B                             159,800           7,230,950
  TransTechnology Corporation <Fa>                                352,200           7,308,150
  Vitro, Sociedad Anonima - ADR <F*>                            1,944,200           8,870,413
                                                                              ----------------
                                                                                  $37,627,188
                                                                              ----------------
                           See Notes to Financial Statements
8


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
----------------------------------------------------------------------------------------------
                                      LINDNER INVESTMENTS
----------------------------------------------------------------------------------------------
                         SCHEDULES OF INVESTMENTS - DECEMBER 31, 1998
                                         (Unaudited)

                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds             Value
-------------------------------------------------------  ------------------   ----------------
LINDNER GROWTH FUND
-------------------
Insurance (8.12%)
  Catalana Occidente S.A. <Ff>                                    119,318          $3,116,055
  Hilb, Rogal and Hamilton Company <Fa>                           900,000          17,887,500
  Old Republic International Corporation                        1,000,000          22,500,000
  W.R. Berkley Corporation                                        190,000           6,471,875
                                                                              ----------------
                                                                                  $49,975,430
                                                                              ----------------
Investments (2.67%)
  Antofagasta Holdings P.L.C. <Ff>                                950,000          $2,805,740
  PICO Holdings, Inc. <F*>                                        218,464           2,894,651
  Siem Industries, Inc., (formerly Norex Industries,
    Inc.) <Fa>, <F*>                                            1,256,850          10,720,931
                                                                              ----------------
                                                                                  $16,421,322
                                                                              ----------------
Manufacturing - Commercial Uniforms (1.27%)
  Superior Uniform Group, Inc. <Fa>                               537,600          $7,795,200
                                                                              ----------------
Manufacturing - Consumer Goods (2.08%)
  National Presto Industries, Inc.                                301,000         $12,830,125
                                                                              ----------------
Metals Processing (0.06%)
  Seversky Tube Works - ADR <F*>                                  137,054            $342,635
                                                                              ----------------
Mining (1.07%)
  Ashanti Goldfields Company, Ltd. - GDR                          232,910          $2,183,531
  Energy Resources of Australia Ltd <Ff>                          233,532             217,719
  Southernera Resources, Ltd. <F*>                                700,300           3,784,420
  Uranium Resources, Inc. <Fa>, <F*>                              827,525             413,763
                                                                              ----------------
                                                                                   $6,599,433
                                                                              ----------------
Oil & Gas Exploration/Production (3.85%)
  Bitech Petroleum Corporation
    Common stock <Ff>, <F*>                                     2,440,595          $2,002,181
    Common stock - Rule 144A <Ff>, <F*>, <Fr> (Acquired
      5/23/97, Cost $3,062,787)                                 2,000,000           1,640,732
  Cabot Oil & Gas Corporation                                     639,300           9,589,500
  Harken Energy Corporation <F*>                                3,272,700           6,340,856
  Sasol, Ltd. <Ff>                                              1,100,000           4,160,575
                                                                              ----------------
                                                                                  $23,733,844
                                                                              ----------------
Oil Refining and Marketing (0.27%)
  DOR Energy - GDR - Rule 144A <Fa>, <F*>, <Fr>
    (Acquired 6/19/98 - 11/20/98, Cost $2,980,616)                572,100          $1,691,528
                                                                              ----------------
Oilfield Services (0.49%)
  Pride International, Inc. <F*>                                  431,100          $3,044,644
                                                                              ----------------
Paper, Printing and Publishing (1.55%)
  American Media, Inc. - Class A <F*>                           1,715,900          $9,544,694
                                                                              ----------------
Real Estate Investment Trust (0.45%)
  Novastar Financial, Inc. <Fa>                                   449,900          $2,783,756
                                                                              ----------------
Retail Trade (6.91%)
  CPI Corporation <Fa>                                            812,500         $21,531,250
  The Dress Barn, Inc. <F*>                                       575,100          13,442,963
  Juno Lighting, Inc.                                             500,000           7,593,750
                                                                              ----------------
                                                                                  $42,567,963
                                                                              ----------------
Steel Production (0.75%)
  USX-U.S. Steel Group                                            200,000          $4,600,000
                                                                              ----------------
Telecommunications (1.18%)
  Vertex Communications Corporation <Fa>, <F*>                    456,000          $7,239,000
                                                                              ----------------

Transportation (6.09%)
  Anangel-American Shipholdings Ltd. <Fa>, <F*>                   881,400          $4,517,175
  Frontline Ltd. - ADR <F*>                                       415,000           1,569,240
  MIF Ltd., ADR - Rule 144A <F*>, <Fr>
    (Acquired 12/20/96 - 4/10/97, Cost $4,250,000)                312,732           6,157,111
  Oglebay Norton Company                                          138,644           3,431,439
  OMI, Inc. <Fa>                                                2,341,100           7,608,575
  Overseas Shipholding Group, Inc.                                791,300          12,710,256
  Wah Kwong Shipping Holdings Ltd. <Ff>                         4,931,759           1,511,931
                                                                              ----------------
                                                                                  $37,505,727
                                                                              ----------------
Transportation Services (1.76%)
  Airborne Freight Corporation                                    300,000         $10,818,750
                                                                              ----------------
                             See Notes to Financial Statements

                                                                       9

----------------------------------------------------------------------------------------------
                                      LINDNER INVESTMENTS
----------------------------------------------------------------------------------------------
                         SCHEDULES OF INVESTMENTS - DECEMBER 31, 1998
                                         (Unaudited)


                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds             Value
-------------------------------------------------------  ------------------   ----------------
LINDNER GROWTH FUND
-------------------
Utilities (3.70%)
  El Paso Electric Company <F*>                                 1,873,200         $16,390,500
  UniSource Energy Corporation                                    475,000           6,412,500
                                                                              ----------------
                                                                                  $22,803,000
                                                                              ----------------
Miscellaneous (2.85%)                                                             $17,563,000
                                                                              ----------------
Total Common Stocks (Cost $504,085,755)                                          $563,297,875
                                                                              ----------------

PREFERRED STOCKS (1.78%)
Airline (0.92%)
  Trans World Airlines, Inc., $4.625 - Rule 144A <Fr>
    (Acquired 6/24/98 - 6/26/98, Cost $10,176,625)                135,000          $5,686,875
                                                                              ----------------
Healthcare (0.20%)
  Comprehensive Care Corp., 4% convertible - Rule 144A
    <Fr> (Acquired 4/29/97, Cost $4,336,838)                       41,260          $1,230,373
                                                                              ----------------
Mining (0.66%)
  Westmoreland Coal Company, 8.50% voting convertible
    <Fa>, <F#>                                                    227,984          $4,046,716
                                                                              ----------------

Total Preferred Stocks (Cost $15,980,698)                                         $10,963,964
                                                                              ----------------

NON-CONVERTIBLE BONDS (1.48%)
Financial Services (0.94%)
  Beal Financial Corporation, 12.75%, due 2000                 $5,675,000          $5,816,875
                                                                              ----------------
Oil Refining and Marketing (0.54%)
  Huntway Partners L.P., 12%, due 2005 - Rule 144A <Fr>
    (Acquired 5/19/94 - 12/16/97, Cost $3,503,059)             $3,328,062          $3,328,062
                                                                              ----------------
Total Non-Convertible Bonds (Cost $9,049,611)                                      $9,144,937
                                                                              ----------------
CONVERTIBLE BONDS (0.47%)
Computer and Electronic Equipment (0.47%)
  Quantum Corporation, 7%, due 2004                            $3,000,000          $2,868,750
                                                                              ----------------
Total Convertible Bonds (Cost $2,738,355)                                          $2,868,750
                                                                              ----------------

U.S. GOVERNMENT AGENCY SECURITIES (4.13%)
  FHLB, 1/04/99                                                  $100,000             $99,958
  FMCDN, 1/14/99                                               20,700,000          20,662,656
  FNDN, 1/13/99                                                 2,100,000           2,096,444
  FNDN, 1/15/99                                                 2,600,000           2,594,914
                                                                              ----------------
    (Cost $25,453,972)                                                            $25,453,972
                                                                              ----------------
Total Investments (Cost $557,308,391)                               99.34%       $611,729,498

Excess of Other Assets over Liabilities                              0.66%         $4,036,276
                                                            --------------    ----------------
Net Assets                                                         100.00%       $615,765,774
                                                            ==============    ================

<F*> Non-income producing
<Fa> Denotes security is affiliated (See Note 6)
<Ff> Denotes security primarily traded in foreign markets
<F#> Dividends are in arrears.
<Fr> Denotes security is restricted as to resale. The aggregate value of restricted securities at December 31, 1998 was $27,444,966 which represented 4.46% of net assets.
ADR American Depository Receipts
GDR Global Depository Receipts
FHLB = Federal Home Bank Board
FMCDN = Federal Home Loan Mortgage Corporation Discount Note
FNDN = Federal National Mortgage Association Discount Note


                       See Notes to Financial Statements

10

PERFORMANCE SUMMARY

The Lindner Dividend Fund finished the calendar year ended December 31, 1998 with a total return of negative 4.01% compared to a total return of 28.33% for the S&P 500. I would like to address what happened, and the steps we are taking in an effort to improve the future performance of the Fund.

As stated in the prospectus, the Fund has two objectives. The primary objective is to generate current income. The secondary goal, where the Fund failed miserably, is capital appreciation.

At the beginning of the year, we reduced the number of non-income producing securities in the Fund to enhance current income for shareholders. Non-income producing securities amounted to over 12% of the portfolio in October 1997. By early January 1998, that percentage was reduced to 5.2%. Proceeds from the sales of these securities were used to purchase high-yielding convertible preferred stocks and high-yielding corporate bonds.

The Fund's portfolio composition by investment category at the beginning of 1998 was:

     Common Stock 33%

     Convertible Preferred Stock 30%

     Straight Bonds 17%

     Convertible Bonds 6%

     Preferred Stock 6%

     Miscellaneous and Cash 8%

During 1998, the Fund changed its portfolio composition to focus on delivery of its primary goal - enhanced current yield. We continued to reduce non-income producing securities from the portfolio during the first six months of the year. These securities represented only 4.3% of the total portfolio by July of 1998, and were reduced to 2% by year end.

By reducing the number of non-income producing securities in the portfolio, the Fund achieved its goal of increasing income for shareholders. In attaining this goal, the composition of the Fund changed by the end of the year to:

     Common Stock 17%

     Convertible Preferred Stock 48%

     Straight Bonds 19%

     Convertible Bonds 8%

     Preferred Stock 6%

     Miscellaneous and Cash 2%

In addition, foreign holdings, which were 4% of the portfolio at the end of 1997, were completely eliminated by December 31, 1998.

                                               (continued on next page)



LINDNER DIVIDEND FUND

FUND PROFILE

This fund's primary objective is to generate current income; capital appreciation is a secondary goal. Investments include common stocks, convertible and non-convertible preferred stocks and corporate bonds, and debt securities issued or guaranteed by the U.S. government or its agencies.

Portfolio composition by
investment category
December 31, 1998


      [GRAPH]

The highest yields are found in convertible preferreds, convertible bonds and straight bonds. As a result, we increased convertible bonds by 2% and convertible preferred stocks by 17%, while straight bonds remained relatively unchanged. Because of the increased yield, the Fund did not participate in the double-digit returns of the S&P 500.

The Fund was up 6.34% by the end of March and moved sideways through June. The market started to drift down ending in a dramatic sell off in October. By then, the Fund was a negative 5.06% for the year and gaining very little, so by year end the total return was negative 4.01%.

What happened?

The Fund had a 17% exposure to energy securities at the beginning of the year. At that time, oil was trading for $17.50 a barrel. However, due to the recession in Asia and Russian economic collapse, oil declined to $12.00 a barrel by the end of the year, which did not help the Fund.

Believing this to be only a temporary situation, given that the world has not weaned itself from oil, we elected to keep our energy securities and, in some instances, add to already established positions. We believe it is only a matter of time before the oil glut ends and prices, along with stocks, will rise. In the meantime, the Fund is receiving interest and dividends.

The second blow to the Fund occurred with the hedge fund debacle, namely Long Term Capital Management. This caused liquidity and prices to dry up in bonds and convertible preferreds as hedge funds like to borrow, or hedge, their portfolios with these types of securities. Once hedge funds were forced to cover margin calls, they needed to raise capital. Thus, severe downward pressure was placed on the 50% of the portfolio invested in convertible preferreds and high-yield bonds. These sectors never recovered before the end of the year, thus preventing the Fund from participating in the dramatic market rise during the last two months of 1998.

The third and final difficulty the Fund experienced was the historically high price/earning ratios of stock, which makes finding companies trading below intrinsic value extremely difficult. The S&P 500 price/earnings ratio at the beginning of 1998 was 24 and reached a historic high of 33 by the end of the year.

In some instances, the Fund paid too much for securities only to watch them go down. Conversely, we sold several stocks such as Cablevision Systems Corporation and NTL Inc. with uncomfortably high prices too early, only to watch them double again in price. During the year, we "raised the band" on the price/earnings ratio limit for buy candidates from 10 to 15. This will allow us to purchase securities in popular areas of growth investing, such as technology and telecommunications, the next time the market drops.

Utilities remained the largest industry in the portfolio in 1998, beginning the year at 21% and ending at 16%. The Fund has slowly reduced the portfolio weighting of this industry, seeking higher yields and greater growth potential.

After adding to existing positions, energy remains near 16% of the portfolio, even after significantly depressed prices. We feel it is only a matter of time before the Fund benefits from a rebound in the price of oil. Computer electronics and telecommunications began the year at 10% of the portfolio and slowly increased to 17% by year end. We intend to find other companies in this growth area to enhance the total return of the Fund. 1998 was a very unfortunate year in the Fund's history. By enhancing the current yield and being in the wrong industries, the Fund's total return did not fare well. However, during this transition phase, the Fund became much more defensively positioned for the next market down phase and became the nation's highest SEC-Yielding Hybrid Fund in Morningstar's national database at 8.29% as of November 30, 1998.

This leads us back to a discussion of the Fund's primary objective - producing current income. The Fund was successful in achieving this goal in 1998, as interest rates on one year Treasury Bills declined from 5.5% to 4.5% and the 30-year Treasury Bond went from a high of 6% to 5.1% during the year.

The Fund began the year with a portfolio 30-day SEC yield of 5.75% and, after paying quarterly dividends of 45cent, 46cent, 50cent and 55cent, increased the yield to 8.5%, which it currently maintains. Now that the Fund has achieved its primary objective, we are focusing on ways to enhance total return and growth without jeopardizing yield. The Fund is ahead of the S&P 500 and the Russell 2000 indexes year to date.

We need your continued support and investments in the Fund to achieve this goal. I will do everything possible to improve the growth component of the Fund without incurring undue risk, and while continuing to provide you with a steady source of income.

I wish to thank you for your continued interest in the Lindner Dividend
Fund.

Sincerely,

/s/ Eric E. Ryback

Eric E. Ryback
President

----------------------------------------------------------------------------------------------
                                      LINDNER INVESTMENTS
----------------------------------------------------------------------------------------------
                         SCHEDULES OF INVESTMENTS - DECEMBER 31, 1998
                                         (Unaudited)

                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds             Value
-------------------------------------------------------  ------------------   ----------------
LINDNER DIVIDEND FUND
---------------------
COMMON STOCKS (17.33%)
Financial Services (0.20%)
  IMH Commercial Holdings, Inc.                                   431,200          $2,317,700
                                                                              ----------------
Healthcare (0.18%)
  Hyseq, Inc. <F*>                                                402,000          $2,110,500
                                                                              ----------------
Mining (0.04%)
  Atlas Corporation <F*>                                          157,500             $11,025
  Uranium Resources, Inc.
    Common stock <Fa>, <F*>                                       339,000             169,500
    Common stock <Fa>, <F*>, <Fr> (Acquired
      5/19/94 - 12/22/95, Cost $2,000,000)                        500,000             250,000
                                                                              ----------------
                                                                                     $430,525
                                                                              ----------------
Oil & Gas Exploration and Production (1.18%)
  Harken Energy Corporation <Fa>, <F*>                          7,020,000         $13,601,250
                                                                              ----------------
Real Estate Investment Trusts (0.74%)
  Hanover Capital Mortgage Holdings, Inc., <Fa>                   469,700          $2,054,938
  Novastar Financial, Inc.,
    Common stock <Fa>                                             100,000             618,750
    Common stock - Rule 144A <Fr> <Fa> (Acquired
      5/19/94 - 12/6/96, Cost $9,020,004)                         666,667           4,125,002
  Ramco-Gershenson Properties Trust                               118,475           1,717,887
                                                                              ----------------
                                                                                   $8,516,577
                                                                              ----------------
Utilities (Gas, Electric & Water) (13.83%)
  Ameren Corporation (formerly Union Electric Company)            600,000         $25,612,500
  El Paso Electric Company <F*>                                 2,921,000          25,558,750
  Northern States Power Company                                   402,900          11,180,475
  Potomac Electric Power Company                                1,000,000          26,312,500
  Public Service Enterprise Group, Inc.                           800,000          32,000,000
  Puget Sound Energy, Inc.                                        600,000          16,725,000
  Western Resources, Inc.                                         659,700          21,935,025
                                                                              ----------------
                                                                                 $159,324,250
                                                                              ----------------
Miscellaneous (1.16%)                                                             $13,388,000
                                                                              ----------------
Total Common Stocks (Cost $197,438,282)                                          $199,688,802
                                                                              ----------------

PREFERRED STOCKS (53.85%)
Airline (3.08%)
  Trans World Airlines, Inc.,
    $4.625 convertible - Rule 144A <Fr> (Acquired
      11/26/97 - 7/7/98, Cost $8,876,562)                         150,000          $6,318,750
    8% convertible                                              1,242,400          29,196,400
                                                                              ----------------
                                                                                  $35,515,150
                                                                              ----------------
Computer and Electronic Equipment (8.50%)
  The Titan Corporation, $1.00 convertible                         28,600            $323,538
  Unisys Corporation, $3.75 convertible                         1,497,000          87,948,750
  Vanstar Financing Trust, 6.75% convertible                      366,000           9,607,500
                                                                              ----------------
                                                                                  $97,879,788
                                                                              ----------------
Consumer Services (4.92%)
  Cendant Corporation, 7.5% convertible                         1,700,000         $56,737,500
                                                                              ----------------
Energy (3.63%)
  ICO, Inc., $1.6875 convertible                                  442,500          $5,641,875
  Lasmo PLC, Series A, 10%                                        492,600          11,514,525
  Maxus Energy Corporation, 10%                                   200,000           5,087,500
  Unocal Corporation, $3.125 convertible                          400,000          19,550,000
                                                                              ----------------
                                                                                  $41,793,900
                                                                              ----------------

Financial Services (2.49%)
  Community Bank, Series B, 13%                                   196,500          $5,330,062
  Credit Lyonnais Capital S.C.A., 9.5% - Rule 144A <Fr>
    (Acquired 7/12/93, Cost $15,000,000)                          600,000          13,500,000
  Nuevo Financing Trust, 5.75% convertible                        305,300           9,807,763
                                                                              ----------------
                                                                                  $28,637,825
                                                                              ----------------

                             See Notes to Financial Statements

                                                                       13

----------------------------------------------------------------------------------------------
                                      LINDNER INVESTMENTS
----------------------------------------------------------------------------------------------
                         SCHEDULES OF INVESTMENTS - DECEMBER 31, 1998
                                         (Unaudited)


                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds             Value
-------------------------------------------------------  ------------------   ----------------
LINDNER DIVIDEND FUND
---------------------
Food Distribution (1.83%)
  Chiquita Brands International, Inc.,
    Series A $2.875                                               600,000         $21,075,000
                                                                              ----------------
Health and Beauty Aids (1.08%)
  Herbalife International, Inc., 8.75%                          1,000,000         $12,500,000
                                                                              ----------------
Healthcare (0.19%)
  NeoRX Corporation, $2.475 convertible                           139,277          $2,158,793
                                                                              ----------------
Insurance (0.86%)
  AICI Capital Trust, 9%                                          400,000          $9,950,000
                                                                              ----------------
Metals Processing (4.63%)
  Armco Inc., $3.625 convertible                                  434,000         $18,879,000
  USX Corporation, 6.5% convertible                               823,300          34,527,144
                                                                              ----------------
                                                                                  $53,406,144
                                                                              ----------------
Mining (2.90%)
  Coeur d'Alene Mines Corporation, 7% convertible               1,284,600          $8,671,050
  Pittston Company, $3.125 convertible - Rule 144A <Fr>
    (Acquired 1/11/94 - 5/21/98, Cost $34,407,975)                839,200          24,756,400
                                                                              ----------------
                                                                                  $33,427,450
                                                                              ----------------
Natural Gas Pipeline (5.08%)
  Western Gas Resources, Inc., $2.65 convertible                1,601,200         $58,543,875
                                                                              ----------------
Oilfield Services (1.71%)
  Hvide Marine, Inc., 6.5% convertible                            600,000         $10,350,000
  Weatherford International, Inc., 5% convertible                 300,000           9,337,500
                                                                              ----------------
                                                                                  $19,687,500
                                                                              ----------------
Real Estate Investment Trusts (0.85%)
  Prime Retail, Inc.,
    $2.125 convertible                                            202,600          $3,368,225
    $2.625 preferred                                              260,000           6,459,388
                                                                              ----------------
                                                                                   $9,827,613
                                                                              ----------------
Specialty Chemical (1.13%)
  LSB Industries, Inc., $3.25 convertible                         423,900         $13,034,925
                                                                              ----------------
Steel Production (3.27%)
  Bethlehem Steel Corporation, $3.50 convertible - Rule
    144A <Fr> (Acquired 8/1/97 - 11/5/98, Cost $41,198,275)       958,200         $37,729,125
                                                                              ----------------
Telecommunications (3.19%)
  Nextlink Communications, Inc.,
    6.50% convertible - Rule 144A <Fr> (Acquired
    3/31/98 - 6/24/98, Cost $40,884,020)                          855,000         $36,765,000
                                                                              ----------------
Transportation (1.60%)
  Union Pacific Corporation, 6.25%, convertible                   300,000         $13,800,000
  Union Pacific Corporation, 6.25%, convertible - Rule
    144A <Fr> (Acquired 7/30/98 - 7/31/ 98, Cost
    $4,518,750)                                                   100,000           4,600,000
                                                                              ----------------
                                                                                  $18,400,000
                                                                              ----------------
Utilities (Gas, Electric & Water) (1.49%)
  Cleveland Electric Illuminating Company, Series S, 9%            16,000         $17,120,000
                                                                              ----------------
Miscellaneous (1.42%)                                                             $16,374,000
                                                                              ----------------
Total Preferred Stocks (Cost $682,745,411)                                       $620,563,588
                                                                              ----------------

                       See Notes to Financial Statements
14

----------------------------------------------------------------------------------------------
                                      LINDNER INVESTMENTS
----------------------------------------------------------------------------------------------
                         SCHEDULES OF INVESTMENTS - DECEMBER 31, 1998
                                         (Unaudited)

                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds             Value
-------------------------------------------------------  ------------------   ----------------
LINDNER DIVIDEND FUND
---------------------
NON-CONVERTIBLE BONDS (18.76%)
Aerospace/Defense (0.93%)
  Alliant Techsystems, Inc., 11.375%, due 2003                $10,000,000         $10,725,000
                                                                              ----------------
Airline (2.54%)
  Canadian Airlines Corporation, 10%, due 2005                $14,975,000         $13,103,125
  Trans World Airlines, Inc.,
    11.375%, due 2006 - Rule 144A <Fr> (Acquired
      2/26/98, Cost $10,000,000)                               10,000,000           6,350,000
    12%, due 2002                                              10,750,000           9,836,250
                                                                              ----------------
                                                                                  $29,289,375
                                                                              ----------------
Apparel & Other Textile Products (1.36%)
  Hartmarx Corporation, 10.875%, due 2002                     $15,555,000         $15,632,775
                                                                              ----------------
Computer and Electronic Equipment (0.01%)
  Streamlogic Corporation, 14%, due 1998 <F##>                   $832,976            $166,595
                                                                              ----------------
Environmental Services (0.19%)
  Recycling Industries, Inc.
    13%, due 2005 - Rule 144A <Fr> (Acquired
      5/22/98, Cost $688,147)                                    $685,000            $599,375
    13%, due 2005 - Rule 144A <Fr> (Acquired
      6/4/98 - 7/30/98, Cost $1,833,063)                        1,820,000           1,592,500
                                                                              ----------------
                                                                                   $2,191,875
                                                                              ----------------
Financial Services (3.84%)
  Beal Financial Corporation, 12.75%, due 2000                $27,500,000         $28,187,500
  Mego Mortgage Corporation
    12 1/2%, due 2001 - Rule 144A <Fr> (Acquired
      12/27/96 - 11/11/97, Cost $5,993,674)                     6,000,000           4,410,000
    12 1/2%, due 2001 - Rule 144A <Fr> (Acquired
      10/15/97, Cost $5,041,412)                                5,000,000           3,675,000
  TeleBanc Financial Corporation, 11.5%, due 2004               1,500,000           1,500,000
  Ocwen Asset Investment Corporation, 11.5%,
    due 2005 - Rule 144A <Fr> (Acquired
    11/10/98 -11/24/98, Cost $3,296,317)                        4,500,000          $3,487,500
  Wilshire Financial Services Group, 13%, due 2004             10,000,000           3,000,000
                                                                              ----------------
                                                                                  $44,260,000
                                                                              ----------------
Manufacturing - Consumer Goods (0.25%)
  Decora Industries, Inc., 11%, due 2005                       $2,960,000          $2,826,800
                                                                              ----------------
Mining (2.20%)
  Kaiser Aluminum & Chemical Corporation, 9.875%, due
    2002                                                      $25,500,000         $25,372,500
                                                                              ----------------
Satellite Communications (2.62%)
  Iridium World Communications Ltd.,
    13%, due 2005                                             $12,000,000         $11,040,000
    14%, due 2005                                              20,000,000          19,100,000
                                                                              ----------------
                                                                                  $30,140,000
                                                                              ----------------
Transportation (2.90%)
  Global Ocean Carriers Ltd., 10.25%, due 2007                $20,000,000         $10,900,000
  Transportacion Maritima Mexicana, S.A. de C.V.,
    9.25%, due 2003                                            26,560,000          22,576,000
                                                                              ----------------
                                                                                  $33,476,000
                                                                              ----------------
Utilities (Gas, Electric & Water) (1.49%)
  Gascart, 9%, due 1999 - Rule 144A <Fr> (Acquired
    1/13/94 - 9/11/96, Cost $10,797,645)                      $10,816,000         $10,816,000
  Texas-New Mexico Power Company, 9.25%, due 2000               6,000,000           6,337,998
                                                                              ----------------
                                                                                  $17,153,998
                                                                              ----------------
Miscellaneous (0.43%)                                                              $4,908,750
                                                                              ----------------
Total Non-Convertible Bonds (Cost $242,983,742)                                  $216,143,668
                                                                              ----------------

                             See Notes to Financial Statements

                                                                       15

----------------------------------------------------------------------------------------------
                                      LINDNER INVESTMENTS
----------------------------------------------------------------------------------------------
                         SCHEDULES OF INVESTMENTS - DECEMBER 31, 1998
                                         (Unaudited)


                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds             Value
-------------------------------------------------------  ------------------   ----------------
LINDNER DIVIDEND FUND
---------------------
CONVERTIBLE BONDS (8.21%)
Computer and Electronic Equipment (2.17%)
  Intevac, Inc., 6.50%, due 2004 - Rule 144A <Fr>
    (Acquired 1/22/98 - 2/18/98, Cost $2,552,576)              $3,098,000          $1,920,760
  Network Equipment Technologies, Inc., 7.25%, due 2014         2,360,000           1,994,200
  Quantum Corporation, 7%, due 2004                            15,000,000          14,343,750
  Reptron Electronics, Inc., 6.75%, due 2004                   13,500,000           6,750,000
                                                                              ----------------
                                                                                  $25,008,710
                                                                              ----------------
Engineering & Manufacturing (0.49%)
  Intermagnetics General Corporation,
    5.75%, due 2003 - Rule 144A <Fr> (Acquired 7/22/97
    - 11/25/97, Cost $7,823,362)                               $8,225,000          $5,664,969
                                                                              ----------------
Healthcare (0.06%)
  Atrix Laboratories, Inc., 7%, due 2004 - Rule 144A
    <Fr> (Acquired 12/4/98 - 12/8/98, Cost $890,239)           $1,050,000            $742,875
                                                                              ----------------
Mining (0.34%)
  Uranium Resources, Inc., 6.5%, due 2000 - Rule 144A
    <Fr> (Acquired 5/22/95, Cost $4,500,000)                   $4,500,000          $3,915,000
                                                                              ----------------
                                                                                   $3,915,000
                                                                              ----------------
Real Estate Investment Trust (0.61%)
  Sizeler Property Investors, Inc., 8%, due 2003               $7,300,000          $7,053,625
                                                                              ----------------
Retail Trade (2.27%)
  Charming Shoppes, 7.5%, due 2006                            $28,025,000         $26,098,281
                                                                              ----------------
Telecommunications (0.75%)
  Metricom Inc., 8%, due 2003 - Rule 144A <Fr>
    (Acquired 8/21/96, Cost $15,000,000)                      $15,000,000          $8,625,000
                                                                              ----------------
Miscellaneous (1.52%)                                                             $17,456,240
                                                                              ----------------
Total Convertible Bonds (Cost $118,613,137)                                       $94,564,700
                                                                              ----------------

U.S. GOVERNMENT AGENCY SECURITIES (0.86%)
  FHDN, 1/25/99                                                $8,700,000          $8,672,914
  FMCDN, 1/14/99                                                1,200,000           1,197,786
                                                                              ----------------
    (Cost $9,870,700)                                                              $9,870,700
                                                                              ----------------
Total Investments (Cost $1,251,651,272)                             99.01%     $1,140,831,458

Excess of Other Assets over Liabilities                              0.99%        $11,435,425
                                                            --------------    ----------------
Net Assets                                                         100.00%    $1,152,266,883
                                                            ==============    ================

<F*> Non-income producing
<Fa> Denotes security is affiliated (See Note 6)
<Fr> Denotes security is restricted as to resale. The aggregate value of restricted securities at December 31, 1998 was $179,843,256 which represented 15.60% of net assets.
<F##> Denotes bond is in default
FHDN = Federal Home Discount Note
FMCDN = Federal Home Loan Mortgage Corporation Discount Note

                       See Notes to Financial Statements

16

PERFORMANCE SUMMARY

The Lindner Utility Fund had a total return of -12.5% for the six months ended December 31, 1998. We substantially under-performed the total return of +8% for the Dow Jones Utility Index and +18% for New York Stock Exchange Utility Index for the same period.

We would like to review where the problems existed and what we are doing to rectify the situation going forward.

At the beginning of the period, we held a number of Russian utility stocks that became very illiquid. They were eliminated slowly and, although statistically cheap by any standards, it is obvious in hindsight that securities in any nation with even a hint of instability are ultimately not worth the risk. Likewise, our investments in commodity industries fared poorly. Uranium Resources (URIX) declined precipitously and we liquidated this once promising value play from the portfolio. As a value investor, it was painful to watch inexpensive companies in other fields like energy and energy service decline throughout the year.

For example, Harken Energy (HEC) is a company we still hold and feel has tremendous upside potential. Harken suffered the double punishment of being an energy company in a world seemingly awash in petroleum and having the majority of its energy assets located in Columbia, which while relatively stable, suffers from worry about the Latin American economy. While the fundamentals of the company improved, Harken began the period at nearly $5 and ended the year just under $2. However, we believe there will be a slow rebound in oil prices as Asia stabilizes, demand begins to rise and supplies are reduced by the severe curtailment in drilling, which should draw the market into balance.

Two non-fundamental phenomena also existed in this last six months of 1998 which exacerbated the situation. First, due to the worldwide credit scare, there was a "flight to quality" (primarily U.S. Treasuries) causing the market for debt instruments and hybrid securities to weaken. This hurt us in the area of convertible securities for reasons not tied to fundamentals of the underlying companies but rather perceptions of this market segment. Second, because other sectors of the market (i.e. top 20 stocks in the S&P 500) did very well, investors unloaded securities with paper losses to offset gains. And there was no easing of selling pressure until the end of the year. As a result, stocks that under-performed were driven further below intrinsic value.

During the last six months of 1998, we redirected our focus for the Lindner Utility Fund while adhering to our value investing principles. We eliminated companies that failed to perform even though they were value stocks and increased holdings for companies where we had a great comfort level at reduced valuations to lower our cost basis. Because of market turmoil, we were able to buy industry leaders at reduced prices and move up the financial food chain.

                                               (continued on next page)

LINDNER UTILITY FUND

FUND PROFILE

The investment objective of the Utility Fund is to produce a total return through current income and long-term capital appreciation that outperforms its peers and the representative market indices by investing in securities of domestic and foreign regulated public utility companies and companies involved in businesses that are related to public utility companies, such as suppliers of raw materials.

Portfolio composition by industry
December 31, 1998


           [GRAPH]

The flight to quality helped traditional utilities which are historically interest-rate sensitive. Utilities increased in value as bond yields came down. We used this opportunity to sell electric utilities we felt had surpassed our target values. The strategy is to own two extremes in the traditional utility market.

We continue to seek growth utilities, which will benefit by ongoing merger activity through combinations of similar companies (electric with electric) and convergence (electric with gas or other combinations). Names in this category include Texas Utilities (TXU), Pacificorp (PPW) and Western Resources (WR). The second type of utility we want to own are "turn around" or "event driven" stocks. We had great success with El Paso Electric (EE) which doubled in value following a reorganization and see similar opportunities with Niagara Mohawk (NMK), Unisource (UNS) and Equitable Resources (EQT).

We are less confident about large future short-term gains in the traditional utility area as the bond market may have already experienced its biggest gains. Because of this and the fact many companies we owned reached our fair-value targets, we reduced our exposure in traditional utilities to about 30%.

We remain optimistic about the entire energy sector but are particularly bullish on domestic (North American) natural gas for a variety of reasons. Despite a large surplus going into the heating season and a mild winter thus far, the price of natural gas has held up well. That's because of drastically reduced exploration and production budgets for 1999, growth in U.S. demand of 2% to 3% per year (non-weather related) and the domestic nature of the business (a closed market between the U.S. and Canada). With inflation adjusted prices for energy and related stocks at or near all-time lows, we are committing approximately 30% of the portfolio to these true value stocks through names like Cabot Oil and Gas (COG), Kerri McGee (KMG), Schlumberger (SLB), Williams Co. (WMB) and Enron (ENE).

The remainder of the portfolio is dedicated to industries we call "telecommunications and content." This is arguably the growth industry of the New Millennium. While we do not consider Internet stocks to be value stocks, the phenomena associated with them is evident everywhere you look.

We feel there will be continuing demand for networks providing these services and believe there is a new paradigm in technology. We will seek to participate in this growth by owning the best companies that service and equip the industry. In telephony, we are convinced the companies that will prosper are those providing the high-speed connectivity consumers and businesses want, such as MCI Worldcom (WCOM), QWEST Communication (QWST), Williams and Enron.

Solving the "last mile" problem of delivering service into a customer's home or business is an invaluable asset with tremendous potential. Companies like Nextlink (NXLK), Teligent (TGNT) and Liberty Media
(LBTYA) could profit handsomely in the future.

The world continues to look for wireless solutions, not only for voice transmission, but data and video as well. We feel companies like Sprint PCS (PCS), Iridium (IRIDF), Western Wireless (WWCA) and Omnipoint (OMPT) are positioned for continuing growth at reasonable prices. For these reasons, we feel this sector, comprising about 35% of the portfolio, offers tremendous growth potential. In many cases, we have invested in these companies via convertible securities and are being compensated as we wait for the future to unfold.

In conclusion, we feel the portfolio is positioned to take advantage of these opportunities for shareholders:

Traditional Utilities              Stability and  Income

Energy                             Value and Income

Telecommunication                  Growth

This letter is lengthier than usual but we feel deeply that you must know: 1) Why our performance was lacking last year, 2) What will be different next year and going into the next century and 3) Why you will want to remain a shareholder and trust us to bring you the returns you deserve and expect from the entire Lindner Funds family of funds.

As always, we appreciate your continued confidence in us.

Sincerely

/s/ Rick Eckenrodt, Jr.

Rick Eckenrodt, Jr.
Portfolio Manager

----------------------------------------------------------------------------------------------
                                      LINDNER INVESTMENTS
----------------------------------------------------------------------------------------------
                         SCHEDULES OF INVESTMENTS - DECEMBER 31, 1998
                                         (Unaudited)
                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds             Value
-------------------------------------------------------  ------------------   ----------------
LINDNER UTILITY FUND
--------------------
COMMON STOCKS (68.63%)
Broadcast/Media (4.07%)
  Tele-Communications, Inc. - Liberty Media Group,
    Series A                                                       25,000          $1,151,563
                                                                              ----------------
Electrical Generation (1.43%)
  Cogeneration Corp. (formerly NRG Generating) <F*>                45,000            $405,000
                                                                              ----------------
Natural Gas Pipeline (3.50%)
  El Paso Energy Corporation                                       15,000            $522,187
  Williams Companies, Inc.                                         15,000             467,812
                                                                              ----------------
                                                                                     $989,999
                                                                              ----------------
Oil and Gas Exploration and Production (9.91%)
  Cabot Oil & Gas Corporation, Class A                             50,000            $750,000
  Energy Capital Investment Company, PLC <F*>, <Ff>               165,000             204,534
  Harken Energy Corporation <F*>                                  525,000           1,017,187
  International Rochester Energy Corporation <F*>, <Ff>           320,700              68,905
  Kerr-McGee Corporation                                           20,000             765,000
                                                                              ----------------
                                                                                   $2,805,626
                                                                              ----------------
Oilfield Services (4.58%)
  Santa Fe International Corporation                               35,000            $511,875
  Schlumberger Ltd.                                                17,000             784,125
                                                                              ----------------
                                                                                   $1,296,000
                                                                              ----------------
Telecommunication Equipment (2.45%)
  Sprint Corporation <F*>                                          30,000            $693,750
                                                                              ----------------
Telecommunications (12.43%)
  MCI/Worldcom, Inc. <F*>                                          35,000          $2,511,250
  Teligent, Inc., Class A <F*>                                     35,000           1,006,250
                                                                              ----------------
                                                                                   $3,517,500
                                                                              ----------------

Utilities (Gas, Electric & Water) (26.17%)
  Ameren Corporation (formerly Union Electric Company)             20,000            $853,750
  Conectiv                                                         20,000             490,000
  El Paso Electric Company <F*>                                   150,000           1,312,500
  Equitable Resources, Inc.                                        20,000             582,500
  Niagara Mohawk Power Corporation                                 40,000             645,000
  Northern States Power Company                                    20,000             555,000
  Pacificorp                                                       30,000             631,875
  Pudget Sound Energy, Inc.                                        20,000             557,500
  Texas Utilities Company                                          20,000             933,750
  UniSource Energy Corporation                                     30,000             405,000
  Western Resources, Inc.                                          13,200             438,900
                                                                              ----------------
                                                                                   $7,405,775
                                                                              ----------------
Miscellaneous (4.09%)                                                              $1,157,188
                                                                              ----------------
Total Common Stocks (Cost $17,945,205)                                            $19,422,401
                                                                              ----------------

PREFERRED STOCKS (24.53%)
Natural Gas Pipeline (4.91%)
  Western Gas Resources, Inc., $2.625 convertible                  38,000          $1,389,375
                                                                              ----------------
Oil and Gas Exploration and Production (3.20%)
  Belco Oil & Gas Corporation, 6.5% convertible                    35,000            $525,000
  Maxus Energy, 10%                                                15,000             381,563
                                                                              ----------------
                                                                                     $906,563
                                                                              ----------------
Telecommunication Equipment (5.50%)
  Qwest Trends Trust, 5.75% convertible - Rule 144A
    <Fr> (Acquired 12/14/98 - 12/15/98, Cost
    $1,349,252)                                                    32,000          $1,556,000
                                                                              ----------------
                             See Notes to Financial Statements

                                                                       19

----------------------------------------------------------------------------------------------
                                      LINDNER INVESTMENTS
----------------------------------------------------------------------------------------------
                         SCHEDULES OF INVESTMENTS - DECEMBER 31, 1998
                                         (Unaudited)


                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds             Value
-------------------------------------------------------  ------------------   ----------------
LINDNER UTILITY FUND
--------------------
Telecommunications Services (10.92%)
  Nextlink Communications, Inc., 6.50% convertible -
    Rule 144A <Fr> (Acquired 3/26/98 - 6/02/98,
    Cost $1,825,500)                                               37,000          $1,591,000
  Omnipoint Corporation, 7% convertible                            35,000             875,000
  Omnipoint Corporation, 7% convertible - Rule 144A
    <Fr> (Acquired 7/7/98 - 7/15/98, Cost $1,193,125)              25,000             625,000
                                                                              ----------------
                                                                                   $3,091,000
                                                                              ----------------
Total Preferred Stocks (Cost $7,575,114)                                           $6,942,938
                                                                              ----------------

NON-CONVERTIBLE BONDS (5.22%)
Environmental Services (1.24%)
  Recycling Industries, Inc.
    13%, due 2005 - Rule 144A <Fr> (Acquired
      5/22/98, Cost $252,250)                                    $250,000            $218,750
    13%, due 2005 - Rule 144A <Fr> (Acquired
      6/4/98, Cost $150,750)                                      150,000             131,250
                                                                              ----------------
                                                                                     $350,000
                                                                              ----------------
Oil and Gas Exploration and Production (0.59%)
  Seven Seas Petroleum, Inc., 12.50%, due 2005 - Rule
    144A <Fr> (Acquired 5/5/98 - 9/14/98, Cost
    $242,175)                                                    $245,000            $167,825
                                                                              ----------------
Satellite Communications (3.39%)
  Iridium World Communications Ltd.,
    13%, due 2005                                              $1,000,000            $920,000
    Operating, 10.875%, due 2005                                   45,000              38,475
                                                                              ----------------
                                                                                     $958,475
                                                                              ----------------
Total Non-Convertible Bonds (Cost $1,667,912)                                      $1,476,300
                                                                              ----------------

CONVERTIBLE BONDS (0.86%)
Miscellaneous (0.86%)                                                                $242,500
                                                                              ----------------
Total Convertible Bonds (Cost $328,712)                                              $242,500
                                                                              ----------------

U.S. GOVERNMENT AGENCY OBLIGATION (0.35%)
  FMCDN, 1/14/99                                                 $100,000             $99,816
                                                                              ----------------
    (Cost $99,816)

Total Investments (Cost $27,616,759)                                99.59%        $28,183,955

Excess of Other Assets over Liabilities                              0.41%           $116,310
                                                            --------------    ----------------
Net Assets                                                         100.00%        $28,300,265
                                                            ==============    ================

<F*> Non-income producing
<Ff> Denotes security primarily traded in foreign markets
<Fr> Denotes security is restricted as to resale. The aggregate value of restricted securities at December 31, 1998 was $4,289,825 which represented 15.160 of net assets.
FMCDN = Federal Home Loan Mortgage Corporation Discount Note

                       See Notes to Financial Statements

20

PERFORMANCE SUMMARY

For the year ended December 31, 1998, the Lindner/Ryback Small-Cap Fund's total return declined 6.1%, compared to the Russell 2000 Index total return of negative 2.2%. This disappointing performance is contrary to expectations given our value-based investment style. Typically, we expect returns to lag somewhat in a strongly advancing market while outperforming in down markets. Our goal is for returns to exceed the market over a full cycle.

Given 1998's performance, we conducted our ritual year-end postmortem with heightened scrutiny to understand why we under-performed and to hopefully prevent a reoccurrence. Our review revealed the following:

1) Several of the mistakes we made in the past year were the result of being too complacent and too patient with many of our largest positions. For example, Fairfield Communities, one of the largest timeshare operators in the U.S., is typical of the type of business we like to own. Fairfield, a company we have been involved with since 1996, has good returns on capital, generates significant free cash flow and has a management team that has historically allocated capital intelligently. Exceptional 1996 and 1997 returns on this investment lulled us into a false sense of security.

    In December of 1997, Fairfield bought a struggling competitor to expand into the largest geographic area where timeshares are sold. The integration of the acquired company proved to be a disaster and, despite some early warning signs, we held onto our entire position in the stock. Why? We believed the low stock valuation and long-term potential for the merged company would override the short-term issues we saw on the horizon. While we believe this is generally a prudent strategy, in this instance, it backfired. When the company reported lower earnings than expected, the stock plummeted and dragged down our performance.

    Another example was Cogeneration Corp of America (previously named NRG Generating) which I talked about at length in my letter to you six months ago. The dispute with Pennsylvania Electric over a power purchase agreement has not yet been resolved even though Cogeneration is collecting the cash at stipulated rates. In addition, NRG Energy, a subsidiary of Northern States Power which owns 45% of the company, was forced to wage a proxy fight to oust the CEO of Cogeneration Corp. NRG believed he was not executing the strategic plan as they had envisioned. The accompanying negative publicity read like a bad soap opera plot - driving the stock price down.

    Despite being bruised by the experience, we remain a large shareholder for several reasons. First, we believe the two aforementioned issues will be resolved without impairing long-term value. In fact, one problem has already been settled with the firing of the CEO. Second, the extremely cheap valuation compared to the quality of the assets and

                                               (continued on next page)


LINDNER/RYBACK
SMALL-CAP FUND

FUND PROFILE

The investment objective of this fund is long-term capital appreciation through investments in common stocks or convertible securities of companies with market capitalization of $750 million or less. Income is a secondary objective.

Portfolio composition by industry
December 31, 1998


          [GRAPH]
    free cash flow they generate makes it attractive. Finally, Northern States Power, now firmly in control, will maximize the value of this asset as originally planned.

These examples highlight instances where we should have trimmed the size of our position at the first sign of trouble instead of trying to ride out the storm with a full position intact.

2) As value investors, we attempt to buy businesses at a significant discount to what we estimate they are worth. We assume buying businesses at low valuations will provide a margin of safety in case we are wrong. In 1998, this proved a false assumption. Those stocks that were cheap and reported disappointments, got cheaper. Stocks that were expensive got more so. As a result, we were hit with a double whammy on some of our businesses - lower than expected earnings and a lower valuation on the lower earnings.

    For example, Aviall, the worldwide leader in the distribution of new airplane parts, was one of the largest positions in the Fund. In the second half of 1998, the company reported a slowing in its business and lower than expected results. Free cash flow estimates for 1998 fell from $1.55 to $1.45, a decline of 6-1/2%. The multiple on the stock, which we believed to be very cheap at 9x free cash flow, fell to 7x free cash flow or a decline of 23%. We believed investing in the business at 9x free cash flow for an 11% cash on cash return was sufficient to provide downside protection - it wasn't.

    To complete the picture consider a) 1998 free cash flow of $1.45 was up 16% from 1997, b) we estimate 1999's free cash flow to grow roughly 10%, c) the company has a 19% return on its invested capital, d) it is the dominant company in its industry with a market share in excess of 20% or almost 3x its nearest competitor. While we consider the valuation absurd, the market is the final arbiter and its judgment was painful. As long as this phenomenon lasts, we must operate in a market where low initial valuation may no longer provide the margin of safety it historically has.

What are we doing to improve results?

First, we are reducing the overall concentration of the Fund. In 1998, the Fund was more concentrated than usual with fewer than 30 positions as compared to 35 in the past. This occurred because we couldn't find businesses at prices we wanted to pay and negative asset flows caused us to sell smaller holdings. Reducing our concentration should be an important step in limiting our downside risk in the event we are wrong on our large positions as we were in 1998.

Second, high valuations on stocks inhibited us from buying any new businesses from March to October of last year. However, after the small-cap market fell 40% from its highs, it created some new opportunities. We were able to identify and purchase five new businesses in the past few months. We are optimistic about the prospects for these businesses and hope they contribute meaningfully to 1999 results, given the bargain prices we paid.

In summary, 1998 was a disappointing year; however, our approach to valuing and owning businesses is unchanged. Given the three-year performance of the fund, we do not think our approach is flawed, rather our execution of it was poor during the past year. We are committed to improving our execution throughout 1999.

It is important for you to know that I shared in the disappointment alongside you during the past year. I do not invest outside the Fund - it is the only place I have invested my own money. Moreover, it is a substantial portion of my net worth. As such, I am reluctant to repeat 1998's performance and instead, look forward to improved results in 1999.

Thank you for patience and support.

/s/ Donald Wang

Donald Wang
Portfolio Manager

----------------------------------------------------------------------------------------------
                                      LINDNER INVESTMENTS
----------------------------------------------------------------------------------------------
                         SCHEDULES OF INVESTMENTS - DECEMBER 31, 1998
                                         (Unaudited)

                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds             Value
-------------------------------------------------------  ------------------   ----------------
LINDNER/RYBACK SMALL-CAP FUND
-----------------------------
COMMON STOCKS (92.75%)
Commerical Services (3.34%)
  Pharmaceutical Marketing Services, Inc. <F*>                    103,100          $1,482,062
                                                                              ----------------
Computer and Electronic Equipment (4.27%)
  Anacomp, Inc. <F*>                                              101,700          $1,894,162
                                                                              ----------------
Consumer (5.92%)
  Fairfield Communities, Inc. <F*>                                237,500          $2,627,344
                                                                              ----------------
Distributors (6.65%)
  Aviall, Inc. <F*>                                                54,000            $634,500
  Hawkins Chemical, Inc.                                          185,000           1,850,000
  SunSource, Inc.                                                  25,000             470,313
                                                                              ----------------
                                                                                   $2,954,813
                                                                              ----------------
Energy (9.04%)
  Castle Energy Corporation <Fa>                                  160,000          $2,800,000
  Plains Resources, Inc. <F*>                                      86,300           1,213,594
                                                                              ----------------
                                                                                   $4,013,594
                                                                              ----------------
Healthcare (5.60%)
  National Dentex Corporation <F*>                                 75,000          $1,256,250
  Utah Medical Products, Inc.                                     187,500           1,230,469
                                                                              ----------------
                                                                                   $2,486,719
                                                                              ----------------
Industrial Products and Services (8.51%)
  Optek Technology, Inc. <F*>                                      89,800          $1,694,975
  Quixote Corporation                                             109,000           1,342,063
  TransTechnology Corporation                                      35,700             740,775
                                                                              ----------------
                                                                                   $3,777,813
                                                                              ----------------
Insurance (13.36%)
  Cotton States Life Insurance Company                             87,500          $1,301,562
  Hilb, Rogal and Hamilton Company                                 96,100           1,909,987
  Mid Atlantic Medical Services, Inc. <F*>                        277,400           2,721,988
                                                                              ----------------
                                                                                   $5,933,537
                                                                              ----------------

Paper, Printing and Publishing (2.97%)
  American Media, Inc., Class A <F*>                              237,000          $1,318,312
                                                                              ----------------
Pipeline Services (2.84%)
  Kaneb Services, Inc. <F*>                                       310,000          $1,259,375
                                                                              ----------------
Real Estate Investment Trust (5.92%)
  Lexford Residential Trust <F*>                                   70,500          $1,304,250
  Tanger Factory Outlet Centers, Inc.                              62,500           1,324,219
                                                                              ----------------
                                                                                   $2,628,469
                                                                              ----------------
Real Estate Services (0.00%)
  Resurgence Properties, Inc. <F*>                                 38,900              $1,945
                                                                              ----------------
Restaurants (4.05%)
  Host Marriott Services Corporation <F*>                          64,400            $668,150
  Scott's Restaurants, Inc. <F*>, <Ff>                            244,500           1,130,249
                                                                              ----------------
                                                                                   $1,798,399
                                                                              ----------------
Retail Trade (4.72%)
  Brauns Fashions Corporation <F*>                                190,000          $1,805,000
  Today's Man, Inc. <F*>                                          137,600             292,400
                                                                              ----------------
                                                                                   $2,097,400
                                                                              ----------------
Tobacco Products (7.14%)
  M & F Worldwide Corporation <F*>                                315,000          $3,169,688
                                                                              ----------------


Utilities (Gas, Electric & Water) (8.42%)
  Cogeneration Corp. (formerly NRG Generating) <F*>               243,300          $2,189,700
  El Paso Electric Company <F*>                                   177,000           1,548,750
                                                                              ----------------
                                                                                   $3,738,450
                                                                              ----------------
Total Common Stocks (Cost $37,575,543)                                            $41,182,082

                             See Notes to Financial Statements

                                                                       23

----------------------------------------------------------------------------------------------
                                      LINDNER INVESTMENTS
----------------------------------------------------------------------------------------------
                         SCHEDULES OF INVESTMENTS - DECEMBER 31, 1998
                                         (Unaudited)


                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds             Value
-------------------------------------------------------  ------------------   ----------------
LINDNER/RYBACK SMALL-CAP FUND
-----------------------------
U.S. GOVERNMENT AGENCY OBLIGATION (5.63%)
  FHLB, 1/4/99                                                 $1,700,000          $1,699,283
  FMCDN, 1/8/99                                                   300,000             299,704
  FMCDN, 1/14/99                                                  200,000             199,631
  FNDN, 1/15/99                                                   300,000             299,413
                                                                              ----------------
    (Cost $2,498,031)                                                              $2,498,031
                                                                              ----------------
Total Investments (Cost $40,073,574)                                98.38%        $43,680,113

Excess of Other Assets over Liabilities                              1.62%           $720,413
                                                            --------------    ----------------
Net Assets                                                         100.00%        $44,400,526
                                                            ==============    ================

<F*> Non-income producing
<Ff> Denotes security primarily traded in foreign markets
<Fa> Denotes security is affiliated (See Note 6)
FHLB = Federal Home Bank Board
FMCDN = Federal Home Loan Mortgage Corporation Discount Note
FNDN = Federal National Mortgage Association Discount Note


                       See Notes to Financial Statements

24

PERFORMANCE SUMMARY

During the six-month period ended December 31, 1998, many stocks in the Lindner International Fund experienced substantial declines resulting in the Fund delivering a return of -32.91% versus 18.23% for the EAFE
Index for the year.

While a few of the larger and more expensive European markets advanced, the majority of global markets declined as many governments defaulted on their obligations. Among these was Russia, where we had significant exposure. However, liquidity is coming back to some Russian stocks after a period of inactivity and I believe it is prudent to differentiate between Russian companies and Government.

Approximately 14.43% of the Fund's portfolio was invested in oil and gas exploration and production in 1998. The Fund suffered a set back when oil prices hit a 14-year low, worldwide inventories climbed by almost 5%, and demand decreased in many troubled Asian economies.

While we owned some favored European stocks such as Grupo Anaya, a Spanish publisher of educational and multi-media products, we also sought values--like other value investors--in emerging markets. However, unforeseen factors including the devaluation of many international currencies in 1998 fueled a market downturn. This downturn looks like it ended in late August when the Fund hit its low net asset value of $5.94. Since that time, there has been minimal activity in these markets and expensive markets have become even more expensive.

There were a few highlights for the Fund's holdings:

     * The BIG Bank of Poland began building a commercial branch system in partnership with a Portuguese bank, which recently completed a similar project in its own country.

     * The Blagovno Trgovinski Center real estate development company bought back 103,000 of its ADRs and had earnings exceeding expectations.

     * Our two holdings in Mexico, Vitro S.A. and Transportacion
       Maritime Mexicana, withstood a weak Peso and Brazilian devaluation without hitting lows.

One of the main tenets of value investing is patience. Kurt Lindner stayed the course during the bear market of 1973-1974 and I believe the past year had much in common with that period. We will continue to seek out value during turbulent times overseas, while pursuing opportunities to lower our cost basis on holdings we believe represent solid portfolio holdings. We paid a heavy price for knowledge in 1998, and will try to use that to good advantage in 1999.

I remain grateful for your patience and support during this past year.

Sincerely,

/s/ Robert A. Lange

Robert A. Lange
Portfolio Manager


LINDNER INTERNATIONAL FUND

FUND PROFILE

This fund seeks capital appreciation through investments in common stocks or convertible securities of companies whose principal business activities are outside the United States. Income is a secondary objective.

Portfolio composition by country
December 31, 1998


           [GRAPH]

----------------------------------------------------------------------------------------------
                                      LINDNER INVESTMENTS
----------------------------------------------------------------------------------------------
                         SCHEDULES OF INVESTMENTS - DECEMBER 31, 1998
                                         (Unaudited)

                                                          Number of Shares -
                                               Country     Principal Amount
Name of Issuer and Title of Issue             of Origin        of Bonds           Value
-------------------------------------        -----------  ------------------ ----------------
LINDNER INTERNATIONAL FUND
--------------------------
COMMON STOCKS (97.35%)
Construction and Real Estate (6.53%)
  Blagovno Trgovinski Center -
    GDR - Rule 144A <Fr>
    (Acquired 6/6/97 - 5/7/98,
    Cost $149,435)                             Slovenia         16,500             $89,430
                                                                               ------------
Financial Services (20.76%)
  Bank Inicjatyw Gospodarczych                  Poland          87,000             $78,079
  Banque Libanaise pour le
    Commerce SAL GDR - Rule 144A
    <Fr> (Acquired 12/11/96, Cost
    $47,023)                                    Lebanon          3,985              74,320
  Cie Financiere de Paribas                     France             800              69,563
  Eesti Uhispank - GDR - Rule
    144A <F*>, <Fr> (Acquired
    3/6/ 98 - 10/28/98, Cost
    $148,825)                                   Estonia         13,000              62,660
                                                                               ------------
                                                                                  $284,622
                                                                               ------------
Food and Beverage (1.58%)
  Foster's Brewing Group, Ltd.                 Australia         8,000             $21,688
                                                                               ------------
Foreign Telecommunications (3.01%)
  AI Uralsvyazinform - ADR                      Russia          22,000             $41,250
                                                                               ------------
Industrial Products and Services (10.48%)
  Buderus AG                                    Germany            150             $54,665
  FAG Kugelfischer Gerog Schafer
    AG                                          Germany          2,800              23,772
  Vitro, Sociedad Anonima - ADR                 Mexico          14,300              65,244
                                                                               ------------
                                                                                  $143,681
                                                                               ------------
Insurance (5.08%)
  Catalana Occidente S.A.                        Spain           2,666             $69,624
                                                                               ------------

Metals Processing (5.27%)
  Seversky Tube Works - ADR <F*>                Russia           3,000              $7,500
  Zindart Limited - ADR <F*>                   Hong Kong         9,000              64,688
                                                                               ------------
                                                                                   $72,188
                                                                               ------------
Mining (4.15%)
  Meridian Gold, Inc. <F*>                      Canada          10,000             $56,875
                                                                               ------------
Oil Refining and Marketing (2.80%)
  DOR Energy - GDR - Rule 144A
    <F*>, <Fr> (Acquired
    6/19/98, Cost $93,600)                      Israel          13,000             $38,437
                                                                               ------------
Oil and Gas Production and Exploration
    (14.43%)
  Bitech Petroleum Corp. <F*>                   Canada          69,068             $56,661
  Probe Exploration, Inc. <F*>                  Canada          60,000              87,896
  Rao Gazprom - ADR - Rule 144A
    <Fr> (Acquired 10/22/96, Cost
    $23,625)                                    Russia           1,500              13,312
                                                 South
  Sasol, Ltd. - ADR                             Africa          10,000              40,000
                                                                               ------------
                                                                                  $197,869
                                                                               ------------
Transportation (14.97%)
  Guangshen Railway Company Ltd.                 China         540,000             $62,734
                                                United
  Teekay Shipping Corporation                   States           3,000              56,438
  Transportacion Maritima
    Mexicana - ADR                              Mexico          16,000              86,000
                                                                               ------------
                                                                                  $205,172
                                                                               ------------

Utilities (Gas, Electric & Water) (6.57%)
  Irkutskenergo - ADR                           Russia          35,500             $79,875
  Unified Energy Systems - Reg S - ADR <Fr>
    (Acquired 6/11/97 - 6/11/98,
    Cost $85,053)                               Russia           3,130              10,172
                                                                               ------------
                                                                                   $90,047
                                                                               ------------

                       See Notes to Financial Statements
26

----------------------------------------------------------------------------------------------
                                      LINDNER INVESTMENTS
----------------------------------------------------------------------------------------------
                         SCHEDULES OF INVESTMENTS - DECEMBER 31, 1998
                                         (Unaudited)

                                                          Number of Shares -
                                               Country     Principal Amount
Name of Issuer and Title of Issue             of Origin        of Bonds           Value
-------------------------------------        -----------  ------------------ ----------------
LINDNER INTERNATIONAL FUND
--------------------------
Miscellaneous (1.72%)                                                              $23,625
                                                                               ------------
Total Common Stocks (Cost
  $2,105,909)                                                                   $1,334,508
                                                                               ------------
Total Investments (Cost
  $2,105,909)                                                        97.35%     $1,334,508

Excess of Other Assets over
  Liabilities                                                         2.65%         36,328
                                                            ----------------   ------------
Net Assets                                                          100.00%     $1,370,836
                                                            ================   ============


<F*> Non-income producing
<Fr> Denotes security is restricted as to resale. The aggregate value of restricted securities at December 31, 1998 was $288,331 which represented 21.03% of net assets.
ADR American Depository Receipts
GDR Global Depository Receipts

                       See Notes to Financial Statements

                                                                       27

PERFORMANCE SUMMARY

The Lindner High-Yield Bond Fund was launched April 13, 1998 with
$100,000 in capital, and has grown to $2.3 million as of December 31, 1998.

The total return of the Fund from inception was negative 9.9%. This compares to the Merrill Lynch High-Yield Bond Index total return of negative 10.2% for the same period.

Since inception, the Fund has remained well diversified in over a dozen industries and 25 or more securities. The Fund also maintained a 75% to 25% ratio of bonds, both convertible and straight, to convertible preferreds.

It was a difficult first year in light of the fact interest rates continued to drift lower throughout the period. Traditionally bonds move in the opposite direction of interest rates, increasing in value when rates decline. Unfortunately, the gap between government bonds and corporate high-yield bonds widened during 1998, causing a mark down of the bonds in the portfolio.

The disruption of hedge funds, Long-Term Capital Management in particular, only increased the downward pressure on high-yield bonds. High-yield bonds' liquidity dried up as hedge funds were forced to meet margin calls, causing a sell off in these issues.

I stated in our Annual Report on June 30, 1998 my intention to keep the portfolio's yield close to 10%. I am pleased to report that the Fund's level 30-day portfolio and SEC yield at the end of the year was 12.9%.

Going forward, I intend to replace bonds that are deteriorating in asset quality and seek to maintain a 75% to 25% ratio in bonds to convertible preferreds. Normally, the convertible preferreds provide more capital appreciation. However, last year they were also dragged down by the hedge funds.

I will make every effort to try to provide you with a steady source of income without incurring undue risk.

Sincerely,

/s/ Eric E. Ryback

Eric E. Ryback
President



LINDNER HIGH-YIELD
BOND FUND

FUND PROFILE

The investment objective of this fund is to produce maximum current income. Investments include a diversified range of high-yield, high-risk corporate bonds and notes.

Portfolio composition by industry
December 31, 1998


             [GRAPH]

----------------------------------------------------------------------------------------------
                                      LINDNER INVESTMENTS
----------------------------------------------------------------------------------------------
                         SCHEDULES OF INVESTMENTS - DECEMBER 31, 1998
                                         (Unaudited)
                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds             Value
-------------------------------------------------------  ------------------   ----------------
LINDNER HIGH-YIELD BOND FUND
----------------------------
PREFERRED STOCKS (23.42%)
Airline (2.31%)
  Trans World Airlines, Inc., 8% convertible                     2,300                $54,050
                                                                              ----------------
Food Distribution (4.05%)
  Chiquita Brands International, Inc., $2.875 Series A           2,700                $94,838
                                                                              ----------------
Health and Beauty Aids (3.09%)
  Herbalife International, Inc., 8.75%                           5,800                $72,500
                                                                              ----------------
Mining (1.84%)
  Coeur d'Alene Mines Corporation, 7% convertible                6,400                $43,200
                                                                              ----------------
Retail Trade (6.26%)
  Cendant Corp., 7.5% convertible                                4,400               $146,850
                                                                              ----------------
Telecommunications Services (4.03%)
  Nextlink Communications, Inc., 6.50% convertible               2,200                $94,600
                                                                              ----------------
Miscellaneous (1.84%)                                                                 $43,125
                                                                              ----------------
Total Preferred Stocks (Cost $641,397)                                               $549,163
                                                                              ----------------
NON-CONVERTIBLE BONDS (62.33%)
Airline (4.00%)
  Canadian Airlines Corporation, 10%, due 2005                 $60,000                $52,500
  Trans World Airlines, Inc., 11.375%, due
    2006 - Rule 144A <Fr> (Acquired 4/13/98 -
    5/15/98, Cost $64,987)                                      65,000                 41,275
                                                                              ----------------
                                                                                      $93,775
                                                                              ----------------

Computer and Electronic Equipment (7.28%)
  Moog, Inc., 10%, due 2006                                    $45,000                $46,997
  Zilog, Inc., 9.5%, due 2005                                  150,000                123,750
                                                                              ----------------
                                                                                     $170,747
                                                                              ----------------
Construction and Real Estate (3.34%)
  Wickes, Inc., 11.625%, due 2003                              $90,000                $78,300
                                                                              ----------------
Energy (2.23%)
  Envirodyne Industries, Inc., 10.25% due 2001                 $65,000                $52,325
                                                                              ----------------
Environmental Services (3.54%)
  Recycling Industries, Inc., 13%, due 2005 - Rule 144A
    <Fr> (Acquired 5/22/98, Cost $65,325)                      $65,000                $56,875
  Recycling Industries, Inc., 13%, due 2005 - Rule 144A
    <Fr> (Acquired 7/30/98, Cost $30,300)                       30,000                 26,250
                                                                              ----------------
                                                                                      $83,125
                                                                              ----------------
Leisure/Entertainment (3.02%)
  Trump Atlantic City Associates, 11.25%,
    due 2006                                                   $80,000                $70,800
                                                                              ----------------
Natural Gas Exploration & Production (3.07%)
  Seven Seas Petroleum, Inc., 12.50%, due
    2005 - Rule 144A <Fr> (Acquired 5/5/98 -
    9/14/98, Cost $105,450)                                   $105,000                $71,925
                                                                              ----------------
Real Estate Investment Trust (0.47%)
  Mego Mortgage Corporation, 12.50%, due 2001 - Rule
    144A <Fr> (Acquired 4/13/98, Cost $12,318)                 $15,000             $11,025
                                                                              ----------------
Retail Trade (15.78%)
  Decora Industries, Inc., 11%, due 2005                       $65,000                $62,075
  Homeland Stores, Inc., 10%, due 2003                          70,000                 62,650
  The Musicland Group, 9%, due 2003                             55,000                 53,350

                       See Notes to Financial Statements
                                                                       29



----------------------------------------------------------------------------------------------
                                      LINDNER INVESTMENTS
----------------------------------------------------------------------------------------------
                         SCHEDULES OF INVESTMENTS - DECEMBER 31, 1998
                                         (Unaudited)

                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds             Value
-------------------------------------------------------  ------------------   ----------------
LINDNER HIGH-YIELD BOND FUND
----------------------------
Retail Trade (continued)
  Pamida Holdings Corporation, 11.75%, due 2003                100,000                $94,500
  Pathmark Stores, Inc., 11.625% due 2002                      100,000                 97,500
                                                                              ----------------
                                                                                     $370,075
                                                                              ----------------
Satellite Communications (4.74%)
  Iridium World Communications Ltd., Operating,
    10.875%, due 2005                                         $130,000               $111,150
                                                                              ----------------
Security Systems (3.00%)
  Mosler, Inc., 11%, due 2003                                  $80,000                $70,400
                                                                              ----------------
Telecommunications (6.91%)
  Globalstar L.P., 11.375%, due 2004                          $100,000                $76,000
  USA Mobile Telecommunications Inc. II, 9.25%, due
    2004                                                        95,000                 85,975
                                                                              ----------------
                                                                                     $161,975
                                                                              ----------------
Transportation (4.95%)
  Global Ocean Carriers Ltd., 10.25%, due 2007                 $65,000                $35,425
  Transportacion Maritima Mexicana, S.A. de C.V.,
    9.25%, due 2003                                             95,000                 80,750
                                                                              ----------------
                                                                                     $116,175
                                                                              ----------------
Total Non-Convertible Bonds ($1,626,866)                                           $1,461,797
                                                                              ----------------
CONVERTIBLE BONDS (7.55%)
Computer and Electronic Equipment (7.55%)
  Intevac Inc., 6.5%, due 2004                                 $70,000                $43,400
  Network Equipment Technologies, Inc., 7.25%, due 2014         45,000                 38,025
  Quantum Corporation, 7%, due 2004                            100,000                 95,625
                                                                              ----------------
                                                                                     $177,050
                                                                              ----------------
Total Convertible Bonds (Cost $196,824)                                              $177,050
                                                                              ----------------
U.S. GOVERNMENT AGENCY OBLIGATION (4.26%)
  FMCDN, 1/14/99 (Cost $99,831)                               $100,000                $99,831
                                                                              ----------------
Total Investments (Cost $2,564,918)                              97.56%            $2,287,841

Excess of Other Assets over Liabilities                           2.44%               $57,279
                                                            --------------    ----------------
Net Assets                                                      100.00%            $2,345,120
                                                            ==============    ================

<Fr> Denotes security is restricted as to resale. The aggregate value of restricted securities at December 31, 1998 was $207,350 which represented 8.84% of net assets.
FMCDN Federal Home Loan Mortgage Corporation Discount Note

                       See Notes to Financial Statements

30

PERFORMANCE SUMMARY

The Lindner Bulwark Fund had a total return of 3.0% in the six months ended December 31, 1998. This compares to the Dow Jones Industrial Average and the Russell 2000 which had returns of 3.5% and -7.1%, respectively for the same time period. The Fund appreciated nicely during the market's downturn and held on to most of its gains when the market sprung back from its lows.

Throughout the last half of 1998 the Fund maintained its short exposure (holdings on which we benefit from a decline in price) close to the maximum 25%, while allocating the remaining capital between various long positions (holdings on which we benefit from gains in price) such as common stocks, preferred stocks, and bonds.

Our method of picking companies to own and those to short is simple. We want to own excellent companies at reasonable prices and short questionable companies at unreasonable prices. In my opinion, an excellent company is a leader today and likely to be a leader many years from now. The company has a sustainable competitive advantage, such as great brand equity or technology which is difficult to copy, and generates higher than average returns on assets and free cash flow. We try to identify these companies, buy them when they are cheap and hold on to them for as long as possible.

We take short positions in companies we believe are either "frauds, fads, or failures," to borrow a phrase. "Frauds" are companies that overstate financial results through accounting gimmicks. "Fads" are companies which are driven to abnormal valuations by frantic investors. "Failures" are companies suffering operational difficulties unrecognized by most investors.

LONG POSITIONS
On December 31, 1998, the Fund held 32 positions. We eliminated 15 long positions and added 18 in the second half of 1998. This restructuring included eliminating several gold mining companies, which materially reduced the Fund's exposure to gold.

The most notable contributor to returns among the longs was our Westmoreland Coal preferred stock, which advanced 264.1% during the last half of 1998. Other companies providing solid returns were recently acquired Mercury Computer, Hooper Holmes, and Liberty Media, which were up 98%, 50%, and 28%, respectively, since their additions. These are great examples of leaders acquired at attractive prices.

However, we were not without disappointments. Harken Energy declined 60% from $4-7/8 to $1-15/16. We continue to believe Harken Energy is worth many times its current price, even with oil and natural gas at today's low prices. Uranium Resources and Pluma Inc. were also disappointments, falling 89% and 84%, respectively before being disposed. Both were troubled companies attempting to execute turnarounds that were unsuccessful.

(continued on next page)


LINDNER BULWARK FUND

FUND PROFILE

This non-diversified fund is designed to preserve capital in times of economic adversity, with current income as a secondary objective. Investments include undervalued securities and precious metals, which have historically maintained their value when fixed income and equity markets are generally declining.

Portfolio composition by industry
December 31, 1998


          [GRAPH]

SHORT POSITIONS
On the short side of the portfolio, we ended the period with 31 positions, a net gain of 2 positions from June 30. We were very successful with some of the positions eliminated, such as Daou Systems, Smartalk Teleservices, and Integrated Health Services, which declined by 84%, 67%, and 61%, respectively, between June 30 and their disposals.

Our greatest successes have come from troubled companies using aggressive accounting practices to hide their problems. This continues to be our specialty, in part, because a troubled company almost always falls apart without regard to the stock market, Internet frenzies, etc.

We are continuing to find good short ideas in this raging bull market. We believe recent additions to our shorts to be some of the best we have seen in a long time.

RECENT PROSPECTUS CHANGES
As you may know, we recently received approval from shareholders to change the Fund's prospectus. This change is expected to be effective in early March at which time the Fund will become the Lindner Market-Neutral Fund.

A market-neutral fund allocates roughly equal portions of assets to owning stocks and to shorting stocks. We will attempt to own great companies at reasonable prices while shorting inferior companies at unreasonably high prices. Using this method, we hope to generate modest returns with no correlation to the overall stock market. Put simply, we want to make money every year regardless of what the stock market does. Our goal is to exceed the return on 3-month U.S. Treasury Bills, which recently has been about 5% a year.

The prospectus change is the last step in a process started almost a year ago to turn around the Fund's performance. Recent results have far exceeded the Fund's 1997 performance and returns of some of its "contrarian" peers. Previous steps in the process included the reduction of our exposure to precious metals, ending our use of put options on various indexes and increasing the quality and liquidity of our common stocks.

Today, the Fund has a much improved strategy and the quality of the companies we own is higher than ever before. We are excited about the future prospects of the Fund.

Thank you for your continued support.

Sincerely,

/s/ Andrew Boord

Andrew Boord
Portfolio Manager

----------------------------------------------------------------------------------------------
                                      LINDNER INVESTMENTS
----------------------------------------------------------------------------------------------
                         SCHEDULES OF INVESTMENTS - DECEMBER 31, 1998
                                         (Unaudited)
                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds             Value
-------------------------------------------------------  ------------------   ----------------
LINDNER BULWARK FUND
--------------------
COMMON STOCKS (36.69%)
Broadcast/Media (2.50%)
  Tele-Communications, Inc. - Liberty Media Group,
    Class A <F*>                                                   13,000            $598,813
                                                                              ----------------
Computer and Electronic Equipment (5.17%)
  Applied Materials, Inc. <F*>                                      4,000            $170,750
  Intevac, Inc. <F*>                                               72,500             462,187
  Mercury Computer Systems, Inc. <F*>                              10,000             281,250
  Quantum Corporation <F*>                                         15,200             323,000
                                                                              ----------------
                                                                                   $1,237,187
                                                                              ----------------
Consumer (1.16%)
  Fairfield Communities, Inc. <F*>                                 25,000            $276,563
                                                                              ----------------
Distributors (1.38%)
  Hand Technologies, Inc., - Rule 144A <F*>, <Fr>
    (Acquired 4/25/97, Cost $330,000)                             528,000            $330,000
                                                                              ----------------
Financial Services (1.96%)
  Equifax, Inc.                                                     5,900            $201,706
  MGIC Investment Corporation                                       6,700             266,744
                                                                              ----------------
                                                                                     $468,450
                                                                              ----------------
Food and Beverage (1.01%)
  Archer-Daniels-Midland Company                                   14,000            $240,625
                                                                              ----------------
Healthcare (1.82%)
  Hooper Holmes, Inc.                                              15,000            $435,000
                                                                              ----------------
Industrial Products and Services (4.93%)
  Blount International, Inc., Class A                              15,000            $374,062
  Dover Corporation                                                 7,000             256,375
  Kaydon Corporation                                                5,000             200,313
  Snap-On, Inc. <F*>                                               10,000             348,125
                                                                              ----------------
                                                                                   $1,178,875
                                                                              ----------------
Investments (2.20%)
  Energy Capital Investment Company PLC <Ff>                      100,000            $123,960
  Siem Industries, Inc., (formerly Norex Industries,
    Inc.) <F*>                                                     47,150             402,190
                                                                              ----------------
                                                                                     $526,150
                                                                              ----------------
Leisure/Entertainment (2.05%)
  The Todd-AO Corporation, Class A                                 61,300            $490,400
                                                                              ----------------
Manufacturing - Industrial Products (0.62%)
  Lindsay Manufacturing Company                                    10,000            $148,125
                                                                              ----------------
Medical Services (0.71%)
  American Physicians Service Group, Inc. <F*>                     38,000            $171,000
                                                                              ----------------
Oil and Gas Exploration and Production (1.62%)
  Harken Energy Corporation <F*>                                  200,000            $387,500
                                                                              ----------------
Real Estate - Non REIT (1.08%)
  The St. Joe Company                                              11,000            $257,812
                                                                              ----------------
Software (2.70%)
  Periphonics Corporation <F*>                                     49,000            $646,187
                                                                              ----------------
Tobacco Products (3.74%)
  M & F Worldwide Corporation <F*>                                 88,900            $894,556
                                                                              ----------------
Transportation (2.04%)
  Simon Transportation Services, Inc. <F*>                         83,800            $487,088
                                                                              ----------------
Total Common Stocks ($9,844,810)                                                   $8,774,331
                                                                              ----------------
PREFERRED STOCKS (12.72%)
Consumer Services (2.09%)
  Cendent Corporation, 7.5% convertible                            15,000            $500,625
                                                                              ----------------
Health and Beauty (1.15%)
  Herbalife International, Inc., 8.75%                             22,000            $275,000
                                                                              ----------------

                       See Notes to Financial Statements
                                                                       33


----------------------------------------------------------------------------------------------
                                      LINDNER INVESTMENTS
----------------------------------------------------------------------------------------------
                         SCHEDULES OF INVESTMENTS - DECEMBER 31, 1998
                                         (Unaudited)

                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds             Value
-------------------------------------------------------  ------------------   ----------------
LINDNER BULWARK FUND
--------------------
Mining (9.48%)
  Coeur d'Alene Mines Corporation, 7% convertible                  22,000            $148,500
  Westmoreland Coal Company, 8.50% voting convertible
    <Fa>, <F#>                                                    119,300           2,117,575
                                                                              ----------------
                                                                                   $2,266,075
                                                                              ----------------
  Total Preferred Stocks ($2,114,827)                                              $3,041,700
                                                                              ----------------
NON-CONVERTIBLE BONDS (2.56%)
Industrial Products (1.67%)
  Blount International, Inc., 7%, due 6/15/2005                  $400,000            $400,130
                                                                              ----------------
Mining (0.89%)
South American Gold and Copper Company, Ltd., 10%,
  due 1998 - Rule 144A <Ff>, <Fr>
  (Acquired 7/10/96, Cost $949,251)                        CAD $1,300,000            $211,602
                                                                              ----------------
Total Non-Convertible Bonds (Cost $1,343,252)                                        $611,732
                                                                              ----------------
CONVERTIBLE BONDS (5.46%)
Mining (5.46%)
  Uranium Resources Inc., 6.5% Senior Secured, due 2000
    - Rule 144A <Fr> (Acquired 5/25/95 - 6/25/97,
    Cost $1,515,791)                                           $1,500,000          $1,305,000
                                                                              ----------------
Total Convertible Bonds (Cost $1,515,791)                                          $1,305,000
                                                                              ----------------
U.S. GOVERNMENT AGENCY OBLIGATION (25.87%)
  FHDN, 1/20/99                                                $2,900,000          $2,892,163
  FHLB, 1/04/99                                                 1,000,000             999,576
  FMCDN, 1/14/99                                                1,200,000           1,197,798
  FNDN, 1/15/99                                                   500,000             499,022
  FNMA DISC, 1/14/99                                              600,000             598,904
                                                                              ----------------
    (Cost $6,187,463)                                                              $6,187,463
                                                                              ----------------
Total Investments (Cost $21,006,143)                                83.29%        $19,920,226
Cash Deposits with Broker for Securities Sold Short                 17.96%         $4,295,883
Receivable from Brokers for Securities Sold Short                   36.01%         $8,612,560
Securities Sold Short                                              -34.63%        ($8,282,587)

Excess of Other Liabilities over Assets                             -2.63%          ($631,299)
                                                            --------------    ----------------
Net Assets                                                         100.00%        $23,914,783
                                                            ==============    ================

                       See Notes to Financial Statements

34

----------------------------------------------------------------------------------------------
                                      LINDNER INVESTMENTS
----------------------------------------------------------------------------------------------
                         SCHEDULES OF INVESTMENTS - DECEMBER 31, 1998
                                         (Unaudited)

                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds             Value
-------------------------------------------------------  ------------------   ----------------
LINDNER BULWARK FUND
--------------------
Schedule of Securities Sold Short - Common Stocks
  Action Performance Companies, Inc.                               14,000            $495,250
  AGCO Corp.                                                       20,000             157,500
  Altair Corporation                                               11,500              77,625
  Alydaar Software                                                 22,500             185,625
  American Technology Corporation                                  15,700              66,725
  Bally Total Fitness Holding Corporation                          16,000             398,000
  BioTime, Inc.                                                     4,500              78,188
  Carrier Access Corporation                                        8,500             292,719
  Case Corporation                                                  6,500             141,781
  Catepillar, Inc.                                                 12,800             588,800
  Cerner Corporation                                                8,000             214,000
  Coyote Network Systems, Inc.                                     16,000             118,000
  Elan Corporation PLC - ADR                                        4,100             285,206
  Finning International, Inc.                                      37,000             263,787
  GK Intelligent Systems, Inc.                                     10,000              34,375
  Geltex Pharmaceuticals, Inc.                                     13,000             294,125
  Intelligroup, Inc.                                               20,000             357,500
  Metris Companies, Inc.                                            6,500             327,031
  The PMI Group, Inc.                                               5,200             256,750
  Pillowtex Corporation                                            11,900             318,325
  Polaroid Corporation                                             13,200             246,675
  The Profit Recovery Group International, Inc.                    16,400             613,975
  Provident Financial Group, Inc.                                  13,000             490,750
  Province Healthcare Company                                      15,000             538,125
  Recoton Corporation                                              10,000             179,375
  SVI Holdings, Inc.                                                2,500              18,281
  Siebel Systems, Inc.                                             14,000             475,125
  Signature Resorts, Inc.                                           6,000              90,000
  Software AG Systems, Inc.                                        20,000             362,500
  Sylvan Learning Systems, Inc.                                     7,000             213,500
  Tandy Corporation                                                 2,500             102,969
                                                                              ----------------
                                                                                   $8,282,587
                                                                              ================

<F*> Non-income producing
<Fa> Denotes security is affiliated (See Note 6)
<Ff> Denotes security primarily traded in foreign markets
<Fr> Denotes security is restricted as to resale. The aggregate value of restricted securities at December 31, 1998 was $1,846,602 which represented 7.72% of net assets.
<F#> Denotes dividend in arrears
FHDN = Federal Home Discount Note
FHLB = Federal Home Bank Board
FMCDN = Federal Home Loan Mortgage Corporation Discount Note
FNDN = Federal National Mortgage Association Discount Note
FNMA = Federal National Mortgage Association

                       See Notes to Financial Statements

                                                                      35

PERFORMANCE
SUMMARY

During the past six months, numerous market dislocations provided many investors with a new perspective on risk. The return of worldwide financial turmoil during the summer, such as the recession in Asia, default of Russian debt and stresses in Latin America, gave rise to a crisis in confidence.

The Federal Reserve clearly needed to quickly move interest rates lower. Thus, short-term interest rates were lowered by a total of 75 basis points between September and November 1998. The market responded with one-year Treasury Bill yields declining from approximately 5.5% to 4.5% by the end of November.

Due to the anticipation of continued low inflation and Asian weakness, we envisioned lower interest rates in 1998. Interest rates were expected to decline and the Fund was positioned to take advantage of this opportunity. We therefore lengthened the portfolio's average maturity early in the year to "lock-in" relatively high yields.

Another factor impacting investment performance was the type of securities purchased. The Fund invests exclusively in dollar denominated securities issued or guaranteed by the United States Government. These bonds are considered to have the least credit risk of all securities and are easily purchased and sold because of the vast size of the market. During this period of turmoil, these investments provided an excellent combination of safety, liquidity and yield for investors in money market assets.

Although its yield declined due to lower market levels, the Fund maintained competitive yields as compared to its peer group throughout the second half of 1998. Once again, the Lindner Government Money Market Fund finished in the top quarter (25%) of its peer group during 1998 with a total return of 5.07%.

To help determine the timing and extent of the next monetary easing, the Fed has identified five key areas to monitor: GDP growth prospects, unemployment rate, inflation trends, financial liquidity and world economies. We are assuming that Gross Domestic Product will slow; liquidity will need a boost; and world economies will struggle, leaving room for the Fed to lower rates.


/s/ Eric E. Ryback

Eric E. Ryback
President



LINDNER GOVERNMENT
MONEY MARKET FUND

FUND PROFILE

This very low-risk fund invests in short-term debt securities guaranteed by the U.S. government or its agencies. Investors can expect a moderate level of current income, with liquidity and stability of capital. The fund is neither insured nor guaranteed by the U.S. Government, and there can be no assurance that it will be able to maintain a stable net asset value.

-------------------------------------------------------------------------
                          LINDNER INVESTMENTS
-------------------------------------------------------------------------
              SCHEDULES OF INVESTMENTS - DECEMBER 31, 1998
                             (Unaudited)
Name of Issuer and Title of Issue          Face Amount        Value
---------------------------------------    -----------   ----------------
LINDNER GOVERNMENT MONEY MARKET FUND
------------------------------------
U.S. GOVERNMENT AGENCY SECURITIES (58.48%)
  FCDN, 1/14/99                              $974,000           $972,280
  FFCB, 5.30%, 2/2/99                         500,000            499,920
  FFCB, 6.60%, 6/14/99                        500,000            502,142
  FHLB, 1/4/99                              4,000,000          3,998,303
  FHLB, 5.385%, 1/22/99                       100,000             99,983
  FHLB, 6.22%, 3/15/99                        100,000            100,113
  FHLB, 5.50%, 3/26/99                        205,000            204,725
  FHLB, 5.63%, 4/9/99                         500,000            500,011
  FHLB, 5.605%, 4/27/99                       120,000            119,983
  FHLB, 5.705%, 5/5/99                        500,000            500,080
  FHLB, 4.92%, 10/27/99                     2,000,000          2,000,000
  FHLB, 5.0%, 10/27/99                      1,000,000          1,000,000
  FHLMC, 5.505%, 3/12/99                      500,000            499,708
  FHLMC, float, 5/19/99                     1,000,000            999,460
  FMCDN, 1/7/99                               680,000            679,422
  FMCDN, 1/8/99                             1,000,000            999,006
  FMCDN, 1/11/99                            3,000,000          2,996,050
  FMCDN, 2/16/99                            2,000,000          1,987,146
  FMCDN, 2/26/99                            2,000,000          1,984,196
  FNMA, Discount Note, 1/7/99                 380,000            379,029
  FNMA, Discount Note, 1/11/99              3,000,000          2,997,567
  FNMA, 5.50%, 2/12/99                      2,000,000          2,000,000
  FNMA, Discount Note, 2/25/99              1,000,000            992,163
  FNMA, 5.37%, 2/26/99                        500,000            499,845
  FNMA, 8.70%, 6/10/99                        605,000            612,661
  SLMA, 5.10%, 10/15/99                     1,000,000          1,000,000
  SLMA, 4.90%, 10/27/99                     2,000,000          2,000,000
                                                         ----------------
                                                             $31,123,793
                                                         ----------------
TEMPORARY CASH INVESTMENTS (37.98%)
  Repurchase Agreements (Collateralized
    by U.S. Government Agency
    Obligations)
  Dean Witter Reynolds dated 12/31/98,
    4.85% due 1/4/99                       $5,000,000         $5,000,000
  Donaldson, Lufkin & Jenrette
    Corporation dated 12/31/98, 5.00%
    due 1/4/99                              6,213,000          6,213,000
  Merrill Lynch and Company, Inc. dated
    12/31/98, 4.80% due 1/4/99              3,000,000          3,000,000
  Swiss Bank Corporation dated
    12/31/98, 4.75% due 1/4/99              6,000,000          6,000,000
                                                         ----------------
                                                             $20,213,000
                                                         ----------------

Total Investments
  (Cost $51,336,793)                            96.46%       $51,336,793

Excess of Other Assets over Liabilities          3.54%         1,882,119
                                           -----------   ----------------
Net Assets                                     100.00%       $53,218,912
                                           ===========   ================

FCDN = Federal Farm Credit Bank Discount Note
FFCB = Federal Farm Credit Bank
FHLB = Federal Home Loan Banks
FHLMC = Federal Home Loan Mortgage Corporation
FMCDN = Federal Home Loan Mortgage Corporation Discount Note
FNMA = Federal National Mortgage Association
SLMA = Student Loan Marketing Association


                       See Notes to Financial Statements

                                                                    37

-----------------------------------------------------------------------------------------------------------------
                                               LINDNER INVESTMENTS
-----------------------------------------------------------------------------------------------------------------
                                            STATEMENTS OF OPERATIONS
                                    FOR THE SIX MONTHS ENDED DECEMBER 31, 1998
                                                  (Unaudited)

                                                             LINDNER GROWTH FUND          LINDNER DIVIDEND FUND
                                                           ------------------------      ------------------------
INVESTMENT INCOME
Income:
  Dividends
    Unaffiliated issuers (net of withholding taxes of
      $46,505, $330,645, $1,202, $3,514, $997 and $0,
      respectively)                                                $2,951,282                   $36,702,864
    Affiliated issuers (Non-controlled)                             1,450,094                       479,123
  Amortization                                                        920,323                     1,778,519
  Interest (net of withholding taxes of $0, $4,066,
    $0, $0, $0, and $0, respectively)                                 884,832                    20,179,377
                                                           ------------------------      ------------------------
      Total income                                                  6,206,531                    59,139,883
                                                           ------------------------      ------------------------
Expenses:
  Management fees (Note 3)                                          1,732,039                     3,538,962
  Administrator fees                                                       --                            --
  Registration and regulatory fees                                     16,904                        16,243
  Professional fees                                                   100,081                       109,422
  Custodian fees                                                       87,252                        56,910
  Transfer agent fees (Note 3)                                        172,325                       255,930
  Shareholder communications                                          107,942                       153,180
  Organizational expense (Note 4)                                          --                            --
  Other expenses                                                      113,407                       161,875
  12b-1 fees - Institutional shares                                       377                         1,539
                                                           ------------------------      ------------------------
      Total expenses                                                2,330,327                     4,294,061
        Fees paid indirectly (Note 6)                                 (10,513)                      (21,702)
                                                           ------------------------      ------------------------
        Net expenses                                                2,319,814                     4,272,359
                                                           ------------------------      ------------------------
  Net investment income/(loss)                                      3,886,717                    54,867,524
                                                           ------------------------      ------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) on investments of
  unaffiliated issuers                                             12,366,587                    44,945,006
Net realized loss on investments of affiliated
  issuers
  (Non-controlled)                                                 (3,415,264)                   (2,974,457)
Net realized loss on foreign currency transactions                     (8,765)                       (9,794)
                                                           ------------------------      ------------------------
Net realized gain (loss) on investments and foreign
  currency transactions                                             8,942,558                    41,960,755
                                                           ------------------------      ------------------------
Change in unrealized appreciation on investments                 (144,677,156)                 (238,474,884)
Change in unrealized appreciation on translation of
  assets and liabilities in foreign currencies                          3,968                            --
                                                           ------------------------      ------------------------
Change in unrealized appreciation on investments and
  translation of assets and liabilities in foreign
  currencies                                                     (144,673,188)                 (238,474,884)
                                                           ------------------------      ------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS            ($131,843,913)                ($141,646,605)
                                                           ========================      ========================


38                                        See Notes to Financial Statements

---------------------------------------------------------------------------------------------------------------------
                                                 LINDNER INVESTMENTS
---------------------------------------------------------------------------------------------------------------------
                                              STATEMENTS OF OPERATIONS
                                      FOR THE SIX MONTHS ENDED DECEMBER 31, 1998
                                                    (Unaudited)
                                    LINDNER/RYBACK                                               LINDNER HIGH-YIELD
  LINDNER UTILITY FUND              SMALL-CAP FUND           LINDNER INTERNATIONAL FUND              BOND FUND
------------------------       ------------------------      --------------------------      ------------------------





          $470,933                       $255,142                         $8,145                        $28,569
                --                         48,000                             --                             --
            36,352                         87,041                          1,070                          8,838

           139,524                             --                              7                         92,484
------------------------       ------------------------       ------------------------       ------------------------
           646,809                        390,183                          9,222                        129,891
------------------------       ------------------------       ------------------------       ------------------------

           119,408                        160,025                          9,349                          1,263
                --                             --                             --                          2,080
            11,682                         11,566                         10,698                          4,972
             4,441                          5,726                            653                            431
             2,358                          1,223                          2,568                             71
            14,328                         18,261                          5,512                          1,166
             6,411                          9,073                            939                            609
             1,254                          2,954                          3,669                          2,062
             7,512                          8,039                          2,239                            383
                 4                            187                             --                             --
------------------------       ------------------------       ------------------------       ------------------------
           167,398                        217,054                         35,627                         13,037
              (527)                          (737)                           (15)                           (35)
------------------------       ------------------------       ------------------------       ------------------------
           166,871                        216,317                         35,612                         13,002
------------------------       ------------------------       ------------------------       ------------------------
           479,938                        173,866                        (26,390)                       116,889
------------------------       ------------------------       ------------------------       ------------------------



        (1,268,585)                    (1,228,334)                      (151,271)                       (62,875)


                --                             --                             --                             --
              (109)                          (203)                          (128)                            --
------------------------       ------------------------       ------------------------       ------------------------

        (1,268,694)                    (1,228,537)                      (151,399)                       (62,875)
------------------------       ------------------------       ------------------------       ------------------------
        (4,657,477)                    (2,460,308)                      (439,405)                      (279,104)

                43                             --                             69                             --
------------------------       ------------------------       ------------------------       ------------------------


        (4,657,434)                    (2,460,308)                      (439,336)                      (279,104)
------------------------       ------------------------       ------------------------       ------------------------
       ($5,446,190)                   ($3,514,979)                     ($617,125)                     ($225,090)
========================       ========================       ========================       ========================


                                           See Notes to Financial Statements                                       39

---------------------------------------------------------------------------------------------------------------------
                                                 LINDNER INVESTMENTS
---------------------------------------------------------------------------------------------------------------------
                                              STATEMENTS OF OPERATIONS
                                      FOR THE SIX MONTHS ENDED DECEMBER 31, 1998
                                                    (Unaudited)


                                                                                               LINDNER BULWARK FUND
                                                                                             ------------------------
INVESTMENT INCOME
Income:
  Dividends
    Unaffiliated issuers                                                                               $107,263
  Amortization                                                                                          149,942
  Interest                                                                                              428,529
                                                                                             ------------------------
      Total income                                                                                      685,734
                                                                                             ------------------------
Expenses:
  Management fees (Note 3)                                                                              136,319
  Registration and regulatory fees                                                                       10,398
  Dividend expense - short sales                                                                         20,862
  Professional fees                                                                                       3,518
  Custodian fees                                                                                            374
  Transfer agent fees (Note 3)                                                                           12,452
  Shareholder communications                                                                              4,675
  Organizational expense (Note 4)                                                                         6,424
  Other expenses                                                                                          5,514
                                                                                             ------------------------
      Total expenses                                                                                    200,536
        Fees paid indirectly (Note 6)                                                                      (330)
                                                                                             ------------------------
        Net expenses                                                                                    200,206
                                                                                             ------------------------
  Net investment income                                                                                 485,528
                                                                                             ------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS:
Net realized loss on investments of unaffiliated
  issuers                                                                                            (7,710,482)
Net realized gain on securities sold short                                                            4,823,175
Net realized loss on option transactions                                                               (485,128)
Net realized loss on foreign currency transactions                                                         (791)
                                                                                             ------------------------
Net realized loss on investments and foreign currency
  transactions                                                                                       (3,373,226)
                                                                                             ------------------------
Change in unrealized appreciation on investments                                                      3,860,042
Net unrealized depreciation on securities sold short                                                   (188,171)
Change in unrealized appreciation on translation of
  assets and liabilities in foreign currencies                                                              (23)
                                                                                             ------------------------
Change in unrealized appreciation on investments and
  translation of assets and liabilities in foreign
  currencies                                                                                          3,671,848
                                                                                             ------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                   $784,150
                                                                                             ========================

40                                        See Notes to Financial Statements

---------------------------------------------------------------------------------------------------------------------
                                                 LINDNER INVESTMENTS
---------------------------------------------------------------------------------------------------------------------
                                              STATEMENTS OF OPERATIONS
                                      FOR THE SIX MONTHS ENDED DECEMBER 31, 1998
                                                    (Unaudited)
                                                                                                LINDNER GOVERNMENT
                                                                                                MONEY MARKET FUND
                                                                                             ------------------------
INVESTMENT INCOME
Interest                                                                                             $1,288,328
                                                                                             ------------------------
Expenses:
  Administrator fees (Note 3)                                                                            45,688
  Management fees (Note 3)                                                                               36,264
  Registration and regulatory fees                                                                       10,417
  Shareholder communications                                                                              8,275
  Transfer agent fees (Note 3)                                                                            8,142
  Organizational expense (Note 4)                                                                         2,319
  Custodian expense                                                                                       2,015
  Other expenses                                                                                          9,529
                                                                                             ------------------------
      Total expenses                                                                                    122,649
        Fees paid indirectly (Note 6)                                                                      (842)
                                                                                             ------------------------
        Net expenses                                                                                    121,807
                                                                                             ------------------------
    Net Investment Income                                                                            $1,166,521
                                                                                             ========================


                                          STATEMENTS OF CHANGES IN NET ASSETS
                                        FOR THE PERIOD ENDED DECEMBER 31, 1998
                                           AND THE PERIOD ENDED JUNE 30, 1998
                                                      (Unaudited)

                                                                      LINDNER GOVERNMENT MONEY MARKET FUND
                                                           ----------------------------------------------------------

                                                              DECEMBER 31, 1998                   JUNE 30, 1998
                                                           ------------------------          ------------------------
INCREASE IN NET ASSETS:
  Net investment income                                            $1,166,521                        $2,102,273
                                                           ------------------------          ------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                       (1,166,521)                       (2,102,273)
                                                           ------------------------          ------------------------
FUND SHARE TRANSACTIONS:
Net increase in net assets resulting from fund shares
  transactions (Note 7)                                            10,256,479                         3,746,289
                                                           ------------------------          ------------------------
TOTAL INCREASE IN NET ASSETS                                       10,256,479                         3,746,289
Net Assets at the Beginning of the Period                          42,962,433                        39,216,144
                                                           ------------------------          ------------------------
Net Assets at the End of the Period                               $53,218,912                       $42,962,433
                                                           ========================          ========================

                                          See Notes to Financial Statements                                        41

------------------------------------------------------------------------------------------------------------------
                                               LINDNER INVESTMENTS
------------------------------------------------------------------------------------------------------------------
                                            STATEMENTS OF OPERATIONS
                                    FOR THE SIX MONTHS ENDED DECEMBER 31, 1998
                                                  (Unaudited)


                                                          LINDNER GROWTH FUND            LINDNER DIVIDEND FUND
                                                     -----------------------------  ------------------------------
                                                      DECEMBER 31,      JUNE 30,      DECEMBER 31,      JUNE 30,
                                                       1998 <F2>          1998         1998 <F2>          1998
                                                     -----------------------------  ------------------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

    Net investment income (loss)                        $3,886,717     $17,289,831     $54,867,524    $112,573,428

    Net realized gain (loss) on investments and
      foreign currency transactions                      8,942,558     135,020,698      41,960,755      52,875,233

    Net (decrease) increase in unrealized
      appreciation on investments and
      translation of assets and liabilities in
      foreign currencies                              (144,673,188)   (125,655,231)   (238,474,884)     84,476,187
                                                     -------------  --------------  --------------  --------------

    Net (Decrease) Increase in Net Assets             (131,843,913)     26,655,298    (141,646,605)    249,924,848
                                                     -------------  --------------  --------------  --------------

DISTRIBUTIONS TO SHAREHOLDERS:

    From net investment income:

        Investors shares                               (12,403,272)    (17,507,539)    (54,244,976)   (104,805,174)

        Institutional shares                                (4,770)        (11,745)        (39,389)       (148,548)

    From net realized gain on investments and foreign currency transactions:

        Investors shares                               (99,667,783)   (181,608,041)    (26,512,843)   (152,584,398)

        Institutional shares                               (45,353)       (131,660)        (18,030)       (206,827)
                                                     -------------  --------------  --------------  --------------

    Net decrease in net assets from
      distributions to shareholders                   (112,121,178)   (199,258,985)    (80,815,238)   (257,744,947)
                                                     -------------  --------------  --------------  --------------

FUND SHARE TRANSACTIONS (NOTE 7):

    Investors shares                                  (143,701,904)   (319,448,363)   (242,802,150)   (392,674,791)

    Institutional shares                                   (11,847)        420,275      (1,676,319)        796,552
                                                     -------------  --------------  --------------  --------------

        Net (Decrease) Increase in Fund Share
          Transactions                                (143,713,751)   (319,028,088)   (244,478,469)   (391,878,239)
                                                     -------------  --------------  --------------  --------------

TOTAL (DECREASE) INCREASE IN NET ASSETS               (387,678,842)   (491,631,775)   (466,940,312)   (399,698,338)

Net Assets at the Beginning of the Period            1,003,444,616   1,495,076,391   1,619,207,195   2,018,905,533
                                                     -------------  --------------  --------------  --------------

Net Assets at the End of the Period                   $615,765,774  $1,003,444,616  $1,152,266,883  $1,619,207,195
                                                     =============  ==============  ==============  ==============

Undistributed Net Investment Income (Loss)
  Included in Net Assets at the End of the
  Period                                                  $959,546      $9,480,871      $6,397,233      $5,814,077
                                                     =============  ==============  ==============  ==============

<F1> Operations commenced on April 13, 1998
<F2> Unaudited


42                                       See Notes to Financial Statements

-------------------------------------------------------------------------------------------------------------------------------
                                                       LINDNER INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------------
                                                    STATEMENTS OF OPERATIONS
                                            FOR THE SIX MONTHS ENDED DECEMBER 31, 1998
                                                          (Unaudited)

                                          LINDNER/RYBACK                                                LINDNER HIGH-YIELD
    LINDNER UTILITY FUND                  SMALL-CAP FUND            LINDNER INTERNATIONAL FUND            BOND FUND <F1>
----------------------------       ----------------------------    ----------------------------    ----------------------------
DECEMBER 31,      JUNE 30,         DECEMBER 31,      JUNE 30,      DECEMBER 31,      JUNE 30,      DECEMBER 31,      JUNE 30,
 1998 <F2>          1998            1998 <F2>          1998         1998 <F2>          1998         1998 <F2>          1998
----------------------------       ----------------------------    ----------------------------    ----------------------------




    $479,938        $992,000           $173,866        $510,226        ($26,390)       ($43,059)       $116,889         $20,483


  (1,268,694)      5,763,235         (1,228,537)      2,072,221        (151,399)         73,981         (62,875)          3,609




  (4,657,434)       (375,347)        (2,460,308)      1,698,097        (439,336)       (816,771)       (279,104)          2,027
------------    ------------       ------------    ------------    ------------    ------------    ------------    ------------

  (5,446,190)      6,379,888         (3,514,979)      4,280,544        (617,125)       (785,849)       (225,090)         26,119
------------    ------------       ------------    ------------    ------------    ------------    ------------    ------------





    (519,174)       (977,050)          (510,045)       (204,160)             --              --        (115,723)        (19,008)

          (1)           (397)            (1,854)           (910)             --              --              (7)             (2)




  (5,463,199)     (2,523,984)        (1,766,308)     (1,478,918)        (74,182)        (81,079)         (3,609)             --

         (28)           (439)            (6,257)         (8,066)            (11)             (8)             --              --
------------    ------------       ------------    ------------    ------------    ------------    ------------    ------------


  (5,982,402)     (3,501,870)        (2,284,464)     (1,692,054)        (74,193)        (81,087)       (119,339)        (19,010)
------------    ------------       ------------    ------------    ------------    ------------    ------------    ------------



  (3,165,583)     (6,692,877)        (4,167,063)     26,792,123        (524,461)     (1,257,243)      1,043,521       1,638,763

      (6,654)        (47,963)            36,749         139,307              10               7               5             151
------------    ------------       ------------    ------------    ------------    ------------    ------------    ------------


  (3,172,237)     (6,740,840)        (4,130,314)     26,931,430        (524,451)     (1,257,236)      1,043,526       1,638,914
------------    ------------       ------------    ------------    ------------    ------------    ------------    ------------

 (14,600,829)     (3,862,822)        (9,929,757)     29,519,920      (1,215,769)     (2,124,172)        699,097       1,646,023

  42,901,094      46,763,916         54,330,283      24,810,363       2,586,605       4,710,777       1,646,023              --
------------    ------------       ------------    ------------    ------------    ------------    ------------    ------------

 $28,300,265     $42,901,094        $44,400,526     $54,330,283      $1,370,836      $2,586,605      $2,345,120      $1,646,023
============    ============       ============    ============    ============    ============    ============    ============


      $6,932         $46,169           ($27,443)       $310,592        ($72,929)       ($46,539)         $2,632          $1,472
============    ============       ============    ============    ============    ============    ============    ============



                                                See Notes to Financial Statements                                            43


----------------------------------------------------------------------------------------------
                                      LINDNER INVESTMENTS
----------------------------------------------------------------------------------------------
                                   STATEMENTS OF OPERATIONS
                           FOR THE SIX MONTHS ENDED DECEMBER 31, 1998
                                         (Unaudited)

                                                                      LINDNER BULWARK FUND
                                                                  ----------------------------
                                                                  December 31,      June 30,
                                                                   1998 <F1>          1998
                                                                  ----------------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

    Net investment income                                             $485,528        $741,936

    Net realized loss on investments and foreign currency
     transactions                                                   (3,373,226)    (13,686,482)

    Net increase in unrealized appreciation on investments
     and translation of assets and liabilities in foreign
     currencies                                                      3,671,848       7,075,212
                                                                  ------------    ------------

    Net Increase (Decrease) in Net Assets                              784,150      (5,869,334)
                                                                  ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS:

    From net investment income

        Investors shares                                              (735,088)     (2,703,161)

        Institutional shares                                                (3)             --

    From net realized gain on investments and foreign currency transactions:

        Investors shares                                                    --              --

        Institutional shares                                                --              --
                                                                  ------------    ------------

    Net decrease in net assets from distributions to
     shareholders                                                     (735,091)     (2,703,161)
                                                                  ------------    ------------

FUND SHARE TRANSACTIONS (NOTE 7):

    Investors shares                                                (4,399,168)    (31,774,601)

    Institutional shares                                                     2      (1,468,360)
                                                                  ------------    ------------

        Net Decrease in Fund Share Transactions                     (4,399,166)    (33,242,961)
                                                                  ------------    ------------

TOTAL DECREASE IN NET ASSETS                                        (4,350,107)    (41,815,456)

Net Assets at the Beginning of the Period                           28,264,889      70,080,345
                                                                  ------------    ------------

Net Assets at the End of the Period                                $23,914,782     $28,264,889
                                                                  ============    ============

Undistributed Net Investment Income Included in Net Assets
  at the End of the Period                                             $13,953        $263,514
                                                                  ============    ============

<F1> Unaudited

44                             See Notes to Financial Statements

--------------------------------------------------------------------------------
                              LINDNER INVESTMENTS
--------------------------------------------------------------------------------

                         NOTES TO FINANCIAL STATEMENTS

                                  (Unaudited)

1. Organization and Significant Accounting Policies

    Lindner Investments, a Massachusetts business trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Eight series of shares are currently issued by the Trust: (1) Lindner Growth Fund, (2) Lindner Dividend Fund,
    (3) Lindner Utility Fund, (4) Lindner/Ryback Small-Cap Fund, (5) Lindner Bulwark Fund, (6) Lindner International Fund, (7) Lindner Government Money Market Fund, and (8) Lindner High-Yield Bond Fund (collectively, the "Funds"). Lindner Growth, Lindner Dividend, Lindner Utility, Lindner/Ryback Small-Cap, Lindner Bulwark, Lindner International and Lindner High-Yield Bond Funds offer both Investor and Institutional classes of shares. Investor shares are sold without a 12b-1 fee. Institutional shares are sold with a 12b-1 fee. Institutional shares sold have their own distribution/ administrative service plan and certain expenses are directly allocated to that class.

    The following is a summary of significant accounting policies followed by the Funds.

    Security Valuation

        The Lindner Growth, Lindner Dividend, Lindner Utility, Lindner/Ryback Small-Cap, Lindner Bulwark, Lindner International and Lindner High-Yield Bond Funds value investments in securities traded on a national securities exchange or in the NASDAQ Stock Market at the last reported sales price as of the close of the New York Stock Exchange; securities traded in the over-the-counter market and listed securities for which no sale was reported on the day are valued at the mean between the last reported bid and asked prices. Short term securities with a maturity of sixty days or less are valued using amortized cost. The value of foreign securities is translated from the local currency into U.S. dollars at the rate of exchange prevailing on the valuation date. When market quotes are not readily available, such securities are valued at fair value as determined in good faith by the Board of Trustees.

        The Lindner Government Money Market Fund values investment securities using the amortized cost method, whereby investments purchased at discount or premium are valued by amortizing the difference between the original purchase cost and maturity value of the issue over the period to maturity, which approximates current value.

    Investment Income

        Dividend income is recognized on the ex-dividend date. Interest income is recognized on the accrual basis. Dividend and interest income is recorded net of foreign taxes where recovery of such taxes is not assured. For the Lindner Government Money Market Fund, premiums and discounts, if any, on securities purchases are amortized over the life of the respective securities.

    Foreign Currency Translation

        The books and records of the Funds are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities is translated at the current exchange rates; and (2) purchases, sales, income, and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

        Reported net realized foreign currency gains or losses arise from currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate between transaction recording dates and period end.

--------------------------------------------------------------------------------
                              LINDNER INVESTMENTS
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies (continued)

    Income Taxes

        It is the policy of the Funds to distribute all taxable income to shareholders and to otherwise continue to qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state taxes.

    Repurchase Agreements

        The Lindner Government Money Market Fund may invest in Repurchase Agreements. Securities pledged as collateral for repurchase agreements are held by the Federal Reserve Bank and are designated as being held on the Fund's behalf by its custodian under a book-entry system. The Fund monitors the adequacy of the collateral daily and can require the seller to provide additional collateral in the event the market value of the securities pledged falls below the value of the repurchase agreement.

    Short Sales

        The Lindner Bulwark series may invest in short sales of securities in order to profit from declines in stock prices. When a Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and equivalent liability. The amount of the liability is subsequently marked to market to reflect the market value of the short sale. The Fund maintains a segregated account of securities and cash as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the stock exceeds the proceeds received. Other Funds may engage in short sales of securities if they own or have the right to acquire, without the payment of further consideration, an approximately equal amount of such securities ("short sales against the box").

    Dividends and Distributions to Shareholders

        The Lindner Government Money Market Fund declares dividends daily from the total of net investment income on portfolio securities, and distributes monthly. The Lindner Growth, Lindner Bulwark, Lindner/Ryback Small-Cap, and Lindner International Funds declare annual dividends from net investment income in December, following the end of the fiscal year for these funds. The Lindner Dividend, Lindner Utility, and Lindner High-Yield Bond Funds distribute substantially all of their net investment income through the payment of quarterly dividends generally declared in March, June, September, and December. Net realized capital gains, if any, will be distributed by all Funds in December, following the end of the fiscal year for these funds. Designation of sources of distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments in the recognition of income and expense items for financial statement and tax purposes. Dividends and distributions to shareholders are recorded on the ex-dividend date.

    Use of Management Estimates

        The preparation of financial statements in conformity with generally accepted accounting principles requires that management make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. The reported amounts of revenues and expenses during the reporting period may also be affected by the estimates and assumptions management is required to make. Actual results may differ from those estimates.

--------------------------------------------------------------------------------
                              LINDNER INVESTMENTS
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies (continued)

    Allocation of Income, Expenses and Gains and Losses

    The Funds allocate income, expenses (other than class specific expenses) and gains and losses daily to each class of shares based upon the relative proportion of shares represented by each class. Operating expenses directly attributable to a specific class are charged against the operation of that class.

2. Investment Transactions

    For the six months ended December 31, 1998, aggregate purchases and sales of investment securities, other than options, securities sold short, U.S. Government Securities, and short-term obligations were as follows:

------------------------------------------------------------------------------------------------------
                                                                   Purchases               Sales
                                                                   ---------               -----
         LINDNER GROWTH FUND                                     $136,630,802           $385,874,392
         LINDNER DIVIDEND FUND                                    176,387,579            389,298,770
         LINDNER UTILITY FUND                                      24,834,295             34,563,457
         LINDNER/RYBACK
           SMALL-CAP FUND                                          10,370,724             15,106,507
         LINDNER INTERNATIONAL FUND                                   139,220                973,677
         LINDNER HIGH-YIELD BOND FUND                               1,239,913                316,437
         LINDNER BULWARK FUND                                       6,199,131             13,655,453
------------------------------------------------------------------------------------------------------


    For the six months ended December 31, 1998, aggregate purchases and sales of U.S. Government securities were as follows:

------------------------------------------------------------------------------------------------------
                                                                   Purchases               Sales
                                                                   ---------               -----
         LINDNER GROWTH FUND                                     $297,672,852           $303,477,134
         LINDNER DIVIDEND FUND                                    235,819,832            254,889,989
         LINDNER UTILITY FUND                                      23,700,585             23,626,063
         LINDNER/RYBACK
           SMALL-CAP FUND                                          22,192,023             24,770,400
         LINDNER INTERNATIONAL FUND                                   797,133
         LINDNER HIGH-YIELD BOND FUND                               1,095,960                997,197
         LINDNER BULWARK FUND                                      46,018,826             42,977,567
         LINDNER GOVERNMENT MONEY
           MARKET FUND                                             67,296,715             67,624,770
------------------------------------------------------------------------------------------------------


    For the six months ended December 31, 1998, aggregate purchases and sales of options in the Lindner Bulwark Fund were $0 and $559,125, respectively.

    For the six months ended December 31, 1998, the cost of investments purchased to cover short sales and the proceeds from investments sold short in the Lindner Bulwark Fund were $14,833,752 and $10,829,881, respectively.

--------------------------------------------------------------------------------
                              LINDNER INVESTMENTS
--------------------------------------------------------------------------------

2. Investment Transactions (continued)

    On December 31, 1998, the composition of unrealized appreciation and (depreciation) of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

--------------------------------------------------------------------------------------------------------------
                                         Appreciation    (Depreciation)        Net         Federal Tax Cost
                                         ------------    --------------   -------------    ----------------
         LINDNER GROWTH FUND             $156,057,145    $(101,636,037)   $  54,421,108     $  557,308,391
         LINDNER DIVIDEND FUND             70,566,586     (181,386,400)    (110,819,814)     1,251,651,272
         LINDNER UTILITY FUND               3,272,002       (2,704,806)         567,196         27,616,759
         LINDNER/RYBACK
           SMALL-CAP FUND                   6,118,801       (2,512,262)       3,606,539         40,073,574
         LINDNER BULWARK FUND               3,171,747       (4,445,836)      (1,274,089)        21,006,143
         LINDNER INTERNATIONAL FUND            81,809         (853,210)        (771,401)         2,105,909
         LINDNER HIGH-YIELD
           BOND FUND                           53,829         (330,907)        (277,078)         2,564,918
--------------------------------------------------------------------------------------------------------------

    On December 31, 1998, Lindner Bulwark Fund had capital loss carryforwards which will reduce future capital gains. These loss carryforwards, which aggregate approximately $23,838,443, expire as follows: $1,349,000 in 2003, $7,563,000 in 2004, $1,792,000 in 2005, $9,762,000 in 2006, and $3,372,443
    in 2007.

3. Fees and Other Transactions with Affiliates

    The management fee for Lindner Growth Fund is payable to Ryback Management Corporation (the "Adviser") (before reimbursement of expenses to the Funds, if any) at the annual rate of 0.7% of average net assets up to $50 million, 0.6% of the next $350 million and 0.5% of the excess over $400 million. Depending on Lindner Growth Fund's performance compared to the Russell 2000 Composite Index (the "RTY"), the fee may be increased or decreased by up to 0.2%. For the six months ended December 31, 1998, the Lindner Growth Fund under performed the RTY. Accordingly, the basic management fee of $2,096,616 was reduced by a performance penalty of 0.1% of average net assets, or $364,577. This resulted in a net management fee of $1,732,039.

    The management fee for Lindner Dividend Fund is payable quarterly to the Adviser (before reimbursement of expenses to the Fund, if any) at the annual rate of 0.7% of average net assets up to $50 million, 0.6% of the next $150 million and 0.5% of the excess over $200 million.

    The management fee is payable monthly to the Adviser by Lindner Utility Fund and Lindner/Ryback Small-Cap Fund according to the following annual percentage rate of daily net asset values averaged monthly (before reimbursement of expenses to the Funds, if any) of each of the Funds: 0.7% on the first $50 million, 0.6% on the next $150 million and 0.5% of the excess of $200 million.

    The management fee for Lindner High-Yield Bond Fund is payable monthly to the Adviser at the annual percentage rate of 0.80% of daily net asset values averaged monthly (before reimbursement of expenses to the Fund, if any) of the Fund.

    The management fee for Lindner Bulwark Fund and Lindner International Fund is payable monthly to the Adviser at the annual percentage rate of 1% of daily net asset values averaged monthly (before reimbursement of expenses to the Funds, if any) of each of the Funds.

    The management fee for the Lindner Government Money Market Fund is payable monthly to the Adviser at the annual percentage rate of 0.15% of the Fund's daily net asset values averaged monthly (before reimbursement of expenses to the Fund, if any).

--------------------------------------------------------------------------------
                              LINDNER INVESTMENTS
--------------------------------------------------------------------------------

3. Fees and Other Transactions with Affiliates (continued)

    As administrator, Ryback Management administers the Funds' corporate affairs, subject to the supervision of the Funds' Trustees and, in connection therewith, furnishes the Funds' with office facilities, together with ordinary clerical and shareholder services. An administrator fee for the Lindner High-Yield Bond and Lindner Government Money Market Funds is payable monthly to Ryback Management Corporation at the annual percentage rate of 0.20% of daily net asset values averaged monthly of the Funds. The adviser has voluntarily agreed to waive its administrative service fees to the extent necessary to cause annual total operating expenses to be not more than 1.25% of average net assets for investor shares and 1.50% of average net assets for institutional shares for the Lindner High-Yield Bond Fund and not more than 0.50% of average net assets during the year for the Lindner Government Money Market Fund.

    Annual operating and management expenses for the Lindner Growth Fund and Lindner Dividend Fund, excluding taxes and interest, may not exceed 1.5% of the first $30 million of average net assets plus 1% of average net assets in excess of $30 million of the respective funds.

    Ryback Management Corporation, acting as stock transfer agent and dividend disbursing agent for the Funds, is compensated at a rate of 92 cents (83 cents for the Lindner Government Money Market Fund) per shareholder account per month. During the six months ended December 31, 1998, the following transfer agent fees were paid to Ryback Management Corporation: Lindner Growth Fund ($152,988), Lindner Dividend Fund ($113,852), Lindner Utility Fund ($9,214), Lindner/Ryback Small-Cap Fund ($12,558), Lindner International Fund ($1,339), Lindner High-Yield Bond Fund ($1,161), Lindner Bulwark Fund ($7,361), and Lindner Government Money Market Fund ($8,120). Certain officers and directors of the Funds are affiliates of Ryback Management Corporation.

4. Organizational Expense

    The following is a schedule of expenses in connection with the organization and registration of the Funds which are being amortized and reimbursed to the Adviser on a straight line basis over a period of five years:

------------------------------------------------------------------------------------------------------------
                                                                              Accumulated
                                                            Original        Amortization at         1998
                                                            Expense        December 31, 1998       Expense
                                                            --------       -----------------       -------
         LINDNER UTILITY FUND                               $32,377             $32,377            $1,254
         LINDNER/RYBACK
           SMALL-CAP FUND                                    29,182              29,182             2,954
         LINDNER INTERNATIONAL FUND                          35,889              29,133             3,669
         LINDNER HIGH-YIELD
           BOND FUND                                         20,170               2,746             2,062
         LINDNER BULWARK FUND                                62,831              62,245             6,424
         LINDNER GOVERNMENT MONEY
           MARKET FUND                                       23,865              11,114             2,319
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              LINDNER INVESTMENTS
--------------------------------------------------------------------------------

5. Transactions with Affiliates

    Issuers of whose voting stock the Funds own more than 5% but less than 25% are classified as "affiliates (Non-controlled"). Following is an analysis of transactions for the six months ended December 31, 1998, with "affiliated companies" as defined by the Investment Company Act of 1940:

                                                                                                                   Gain (Loss)
                                                                                                                   Realized on
                                                                                                       Dividend       Sale
              Security Name                                        Activity                             Income      of Shares
------------------------------------------  -------------------------------------------------------   ----------   -----------
                                              Value at     Purchases,      Sales,        Value at
                                             Beginning      Additions    Reductions       End of
                                             of Period       at Cost       at Cost        Period
                                            ------------   -----------   -----------   ------------
LINDNER GROWTH FUND
Alliant Techsystems, Inc.                   $ 52,029,450                 $ 5,421,033   $ 46,742,062                $13,025,554
Anagel - American Shipholdings Ltd. -ADR       5,893,525   $   368,081                    4,517,175
Comprehensive Care Corporation - Rule 144A     2,453,125                                    984,375
CPI Corporation                               19,573,875       263,563       408,100     21,531,250   $  224,000       176,530
DOR Energy - GDR - Rule 144A                        <F#>     1,979,816                    1,691,528
Frontline Ltd. - ADR (formerly London &
  Overseas Freighters Ltd. - ADR)              3,193,313        37,575                        <F##>
Gainsco, Inc.                                  8,294,344                  10,822,852              0                 (3,366,106)
Gradco Systems, Inc.                           5,238,000                   2,865,353              0                   (923,807)
Hilb, Rogal and Hamilton Company              15,625,000                   1,202,813     17,887,500      304,000       691,124
Huntway Refining Company                       1,947,511                   3,506,614              0                 (2,279,526)
Hyseq, Inc. - Rule 144A                        6,645,600                   2,500,000          <F##>                          0
InaCom Corporation                                  <F#>     8,378,673                   14,219,012
Lawter International, Inc.                          <F#>     3,443,831       474,770     23,250,000      370,440      (112,302)
Marine Transport Corporation Inc.<F*>            907,969                           0              0                    441,733
Novastar Financial, Inc.                       7,367,113                                  2,783,756      157,465
Oak Technology, Inc.                          11,232,875     1,627,146        38,619     10,429,650                   (116,628)
OMI, Inc.                                     17,880,000       423,004                    7,608,575
Quixote Corporation                            8,734,250       240,075                    9,017,675       99,820
Ramco-Gershenson Properties Trust              8,776,100                   7,226,072              0       81,942       634,896
Recycling Industries, Inc.                     6,462,500       403,470                    1,300,000
Republic Engineered Steels, Inc.               4,907,625                   6,831,488              0                    483,888
SED International Holdings, Inc.               8,125,000                  12,023,040              0                 (7,320,637)
Siem Industries, Inc.                         21,837,800                      85,549     10,720,931                    209,418
Scientific Software-Intercomp, Inc.              338,520                   1,837,750              0                 (1,455,830)
Southernera Resources Ltd.                     5,615,031                   5,331,897          <F##>                 (2,979,193)
Superior Uniform Group (formerly Superior
  Surgical Mfg. Company, Inc.)                 8,076,250       780,743       332,500      7,795,200      134,296        28,738
TransTechnology Corporation                    8,117,250       792,391                    7,308,150       41,080
Uranium Resources, Inc.                        1,844,769                     284,510        413,763                   (278,412)
Vertex Communications Corporation             10,528,000       146,333                    7,239,000
Westmoreland Coal Company, 8.50% Voting
  Convertible Preferred                        1,111,422                                  4,046,716
Wolohan Lumber Company                         6,913,981        26,538     6,949,625              0       37,051      (274,704)
                                            ------------   -----------   -----------   ------------   ----------   -----------
                                            $259,670,198   $18,911,239   $68,142,585   $199,486,318   $1,450,094   $(3,415,264)
                                            ============   ===========   ===========   ============   ==========   ===========
LINDNER DIVIDEND FUND
American Bank of Connecticut                $  6,665,350                 $ 2,250,363   $          0   $   37,940   $ 2,802,969
El Paso Electric Company                      34,000,181                   3,736,328          <F##>                  3,141,136
Hanover Capital Mortgage Holdings, Inc.        4,462,150                                  2,054,938      131,516

--------------------------------------------------------------------------------
                              LINDNER INVESTMENTS
--------------------------------------------------------------------------------

                                                                                                                   Gain (Loss)
                                                                                                                   Realized on
                                                                                                       Dividend       Sale
              Security Name                                        Activity                             Income      of Shares
------------------------------------------  -------------------------------------------------------   ----------   -----------
                                              Value at     Purchases,      Sales,        Value at
                                             Beginning      Additions    Reductions       End of
                                             of Period       at Cost       at Cost        Period
                                            ------------   -----------   -----------   ------------
LINDNER DIVIDEND FUND (CONTINUED)
Harken Energy Corporation                   $ 33,783,750                               $ 13,601,250
Novastar Financial, Inc.
  Common stock                                 1,637,500                                    618,750   $   35,000
  Common stock - Rule 144A<F**>               10,916,670                                  4,125,002      266,667
Redwood Trust, Inc.                           14,050,000                 $20,902,162              0        8,000   $(8,918,562)
Uranium Resources, Inc.
  Common stock                                   730,988                                    169,500
  Common stock - Rule 144A                     1,078,150                                    250,000
                                            ------------   -----------   -----------   ------------   ----------   -----------
                                            $107,324,739   $         0   $26,888,853   $ 20,819,440   $  479,123   $(2,974,457)
                                            ============   ===========   ===========   ============   ==========   ===========
LINDNER/RYBACK SMALL-CAP FUND
Castle Energy Corporation<F^>                       <F#>   $         0   $         0   $  2,800,000   $   48,000   $         0
                                            ============   ===========   ===========   ============   ==========   ===========
LINDNER BULWARK FUND
Scientific Software Intercomp, Inc.         $    336,180                 $ 1,204,873   $          0                $  (825,593)
Westmoreland Coal Company 8.50% Voting
  Convertible Preferred                          581,588                                  2,117,575
                                            ------------   -----------   -----------   ------------   ----------   -----------
                                            $    917,768   $         0   $ 1,204,873   $  2,117,575   $        0   $  (825,593)
                                            ============   ===========   ===========   ============   ==========   ===========

<F#>  -At June 30, 1998, was not affiliated.
<F^>  -Affiliated due to decreased number of shares outstanding as a result of stock buy back program conducted by the company.
<F##> -At December 31, 1998, was not affiliated.
<F*>  -Received in a spin-off at no cost.
<F**> -Received from conversion of preferred at no additional cost.

6. Expense Offset Arrangements

    The Funds have an arrangement whereby custodian expenses are reduced by maintaining a compensating balance with the custodian. The Funds could have invested the assets used by the custodian in an income-producing asset if it had not agreed to a reduction in fees under the expense offset arrangement. In the Statements of Operations and the ratio of expenses to average net assets in the Financial Highlights, total expenses include the expense which had been offset. The following are the aggregate amounts for the six months ended December 31, 1998, by which expenses have been increased for financial statement presentation:

--------------------------------------------------------------------------------
LINDNER GROWTH FUND                                           $10,513
LINDNER DIVIDEND FUND                                          21,702
LINDNER UTILITY FUND                                              527
LINDNER/RYBACK
  SMALL-CAP FUND                                                  737
LINDNER INTERNATIONAL FUND                                         15
LINDNER HIGH-YIELD
  BOND FUND                                                        35
LINDNER BULWARK FUND                                              330
LINDNER GOVERNMENT MONEY
  MARKET FUND                                                     842
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              LINDNER INVESTMENTS
--------------------------------------------------------------------------------

7. Capital Stock

    The Lindner Growth, Lindner Dividend, Lindner Utility, Lindner/Ryback Small-Cap, Lindner Bulwark, Lindner International and Lindner High-Yield Bond Funds have authorized unlimited shares of $.01 par value Investor shares and Institutional shares. The Lindner Government Money Market Fund has authorized unlimited shares of $1 par value investor shares. Transactions in shares of capital stock for the six months ended December 31, 1998 and the periods ended June 30, 1998, were as follows:

                                                           Six Months Ended
                                                           December 31, 1998                  Periods Ended June 30, 1998
                                                           -----------------                  ---------------------------
                                                       Shares            Amount                Shares             Amount
                                                       ------            ------                ------             ------
   LINDNER GROWTH FUND
   Investor shares
   ---------------
   Sold                                               4,489,622       $  81,634,930            5,426,366       $ 136,110,587
   Dividends and Distributions reinvested             6,326,934         102,882,284            8,184,099         183,241,854
   Redeemed                                         (17,739,540)       (328,219,118)         (26,109,623)       (638,800,804)
                                                    -----------       -------------         ------------       -------------
   Net decrease                                      (6,922,984)      $(143,701,904)         (12,499,158)      $(319,448,363)
                                                    ===========       =============         ============       =============
   Institutional shares
   --------------------
   Sold                                                   2,639       $      45,885               39,941       $   1,042,902
   Dividends and Distributions reinvested                 3,097              50,118                6,416             143,404
   Redeemed                                              (6,328)           (107,850)             (33,650)           (766,031)
                                                    -----------       -------------         ------------       -------------
   Net (decrease) increase                                 (592)      $     (11,847)              12,707       $     420,275
                                                    ===========       =============         ============       =============
   LINDNER DIVIDEND FUND
   Investor shares
   ---------------
   Sold                                               4,430,680       $ 112,167,955            6,426,515       $ 180,290,348
   Dividends and Distributions reinvested             2,704,670          65,121,917            8,028,267         215,661,998
   Redeemed                                         (16,801,385)       (420,092,022)         (28,055,378)       (788,627,137)
                                                    -----------       -------------         ------------       -------------
   Net decrease                                      (9,666,035)      $(242,802,150)         (13,600,596)      $(392,674,791)
                                                    ===========       =============         ============       =============
   Institutional shares
   --------------------
   Sold                                                   5,426       $     141,937               27,452       $     769,200
   Dividends and Distributions reinvested                 2,392              57,416               13,153             353,051
   Redeemed                                             (71,026)         (1,875,672)             (11,740)           (325,699)
                                                    -----------       -------------         ------------       -------------
   Net (decrease) increase                              (63,208)      $  (1,676,319)              28,865       $     796,552
                                                    ===========       =============         ============       =============
   LINDNER UTILITY FUND
   Investor shares
   ---------------
   Sold                                                 972,094       $  14,259,027              704,960       $  11,459,416
   Dividends and Distributions reinvested               448,738           5,440,147              202,703           3,159,583
   Redeemed                                          (1,617,325)        (22,864,757)          (1,317,416)        (21,311,876)
                                                    -----------       -------------         ------------       -------------
   Net decrease                                        (196,493)      $  (3,165,583)            (409,753)      $  (6,692,877)
                                                    ===========       =============         ============       =============
   Institutional shares
   --------------------
   Sold                                                      --       $          --                  457       $       7,561
   Dividends and Distributions reinvested                     2                  20                   52                 389
   Redeemed                                                (493)             (6,674)              (3,423)            (55,913)
                                                    -----------       -------------         ------------       -------------
   Net decrease                                            (491)      $      (6,654)              (2,914)      $     (47,963)
                                                    ===========       =============         ============       =============
   LINDNER/RYBACK SMALL-CAP FUND
   Investor shares
   ---------------
   Sold                                               1,125,473       $   8,715,746            5,816,203       $  50,042,896
   Dividends and Distributions reinvested               299,365           2,173,049              194,743           1,600,791
   Redeemed                                          (1,961,624)        (15,055,858)          (2,867,441)        (24,851,564)
                                                    -----------       -------------         ------------       -------------
   Net increase                                        (536,786)      $  (4,167,063)           3,143,505       $  26,792,123
                                                    ===========       =============         ============       =============


52

--------------------------------------------------------------------------------
                              LINDNER INVESTMENTS
--------------------------------------------------------------------------------


                                                           Six Months Ended
                                                           December 31, 1998                  Periods Ended June 30, 1998
                                                           -----------------                  ---------------------------
                                                       Shares            Amount                Shares             Amount
                                                       ------            ------                ------             ------
   LINDNER/RYBACK SMALL-CAP FUND (CONTINUED)
   Institutional shares
   --------------------
   Sold                                                   7,699       $      57,733               34,120       $     280,579
   Dividends and Distributions reinvested                 1,053               7,643                1,094               8,973
   Redeemed                                              (3,679)            (28,627)             (17,136)           (150,245)
                                                    -----------       -------------         ------------       -------------
   Net increase                                           5,073       $      36,749               18,078       $     139,307
                                                    ===========       =============         ============       =============
   LINDNER INTERNATIONAL FUND
   Investor shares
   ---------------
   Sold                                                  52,970       $     393,542              276,398       $   3,017,454
   Dividends and Distributions reinvested                11,027              72,776                8,418              79,130
   Redeemed                                            (141,199)           (990,779)            (408,939)         (4,353,827)
                                                    -----------       -------------         ------------       -------------
   Net decrease                                         (77,202)      $    (524,461)            (124,123)      $  (1,257,243)
                                                    ===========       =============         ============       =============
   Institutional shares
   --------------------
   Sold                                                      --       $          --                   --       $          --
   Dividends and Distributions reinvested                     2                  10                   --                   7
   Redeemed                                                  --                  --                   --                  --
                                                    -----------       -------------         ------------       -------------
   Net increase                                               2       $          10                   --       $           7
                                                    ===========       =============         ============       =============
   LINDNER HIGH-YIELD BOND FUND<F1>
   Investor shares
   ---------------
   Sold                                                 206,890       $   1,854,588              166,496       $   1,675,191
   Dividends and Distributions reinvested                10,638              90,790                1,275              12,839
   Redeemed                                            (101,969)           (901,857)              (4,879)            (49,267)
                                                    -----------       -------------         ------------       -------------
   Net increase                                         115,559       $   1,043,521              162,892       $   1,638,763
                                                    ===========       =============         ============       =============
   Institutional shares
   --------------------
   Sold                                                      --       $          --                   15       $         150
   Dividends and Distributions reinvested                     1                   5                   --                   1
   Redeemed                                                  --                  --                   --                  --
                                                    -----------       -------------         ------------       -------------
   Net increase                                               1       $           5                   15       $         151
                                                    ===========       =============         ============       =============
   LINDNER BULWARK FUND
   Investor shares
   ---------------
   Sold                                               1,430,476       $   8,293,760            5,372,688       $  34,105,013
   Dividends and Distributions reinvested               121,616             693,210              433,245           2,517,155
   Redeemed                                          (2,322,879)        (13,386,138)         (11,028,984)        (68,396,769)
                                                    -----------       -------------         ------------       -------------
   Net decrease                                        (770,787)      $  (4,399,168)          (5,223,051)      $ (31,774,601)
                                                    ===========       =============         ============       =============
   Institutional shares
   --------------------
   Sold                                                      --       $          --               19,355       $     120,000
   Dividends and Distributions reinvested                    --                   2                   --                  --
   Redeemed                                                  --                  --             (254,614)         (1,588,360)
                                                    -----------       -------------         ------------       -------------
   Net increase (decrease)                                   --       $           2             (235,259)      $  (1,468,360)
                                                    ===========       =============         ============       =============
   LINDNER GOVERNMENT MONEY MARKET FUND
   Investor shares
   ---------------
   Sold                                              75,942,702       $  75,942,702          234,509,504       $ 234,509,504
   Dividends and Distributions reinvested               821,342             821,342            1,283,867           1,283,867
   Redeemed                                         (66,507,565)        (66,507,565)        (232,047,082)       (232,047,082)
                                                    -----------       -------------         ------------       -------------
   Net increase                                      10,256,479       $  10,256,479            3,746,289       $   3,746,289
                                                    -----------       -------------         ------------       -------------

<F1> Operations commenced on April 13, 1998.

--------------------------------------------------------------------------------
                              LINDNER INVESTMENTS
--------------------------------------------------------------------------------

8. Shareholder Vote

    Special meetings of shareholders were held on December 17 and 22, 1998, to vote on several matters:

    1. Approve changes to the fundamental investment policies and restrictions of certain Funds, as follows:

       (a) Amend the fundamental restriction concerning borrowings and senior securities.

       (b) Eliminate the fundamental restriction prohibiting each Fund from investing to exercise control.

    2. Approve a change in the following fundamental investment policies and restrictions to make them non-fundamental policies and restrictions:

       (a) Restriction on purchasing securities on margin.

       (b) Restriction on short sales.

       (c) Restriction on writing or selling put and call options.

    3. Approve changes to the investment objective, concentration policy, sub-classification and certain fundamental investment policies of Lindner Bulwark Fund in order to permit it to be managed as a "market neutral" equity fund.

       (a) Permit the Bulwark Fund to be managed as a "market neutral" equity fund.

       (b) Provide that the Fund may not invest more than 25% of its total assets in securities of issuers within any one industry.

       (c) Permit the Fund to maintain a short position or engage in short sales without limitations and to provide that this policy is an operating policy and not a fundamental policy.

       (d) Change the sub-classification of the Fund under the 1940 Act to that of a diversified mutual fund (if proposals 3(a), 3(b), 3(c) and 3(d) are all approved, the Fund's name will change to Lindner Market Neutral Fund).

    4. Approval of an amendment to the Agency Agreement between Ryback Management Corporation and the Trust for all Funds other than the High-Yield Bond Fund to increase the annual fee payable by such Funds for transfer agent services from $9.00 per shareholder account to $11.00 per shareholder account.

    5. Approval of an amendment to the Advisory and Service Contract between the Trust and Ryback Management Corporation relating to the Lindner Growth Fund to change the index for judging the performance of the Lindner Growth Fund from the Standard & Poor's 500 Composite Stock Index to the Russell 2000 Index.

    Shareholders adopted all proposals. The voting on each proposal was as follows:

-----------------------------------------------------------------------------------------------------------------
         Proposal 1(a)                                                  For            Against         Abstain
         -------------                                               ----------       ---------       ---------
         DIVIDEND FUND                                               20,904,418       4,772,410       1,587,930
         GROWTH FUND                                                 14,409,773       3,496,846       1,056,584
         UTILITY FUND                                                   919,501         154,550          59,767
         SMALL-CAP FUND                                               2,455,134         386,036         147,139
         BULWARK FUND                                                 1,940,941         338,604          59,904
         INTERNATIONAL FUND                                             127,365           4,716           1,947
         HIGH-YIELD BOND FUND                                           128,267          14,372           4,634
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              LINDNER INVESTMENTS
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
         Proposal 1(b)                                                  For            Against         Abstain
         -------------                                               ----------       ---------       ---------
         DIVIDEND FUND                                               21,698,067       3,966,983       1,599,707
         GROWTH FUND                                                 15,007,401       2,882,599       1,073,203
         UTILITY FUND                                                   941,597         135,252          56,968
         SMALL-CAP FUND                                               2,553,639         281,382         153,288
         BULWARK FUND                                                 2,022,452         260,438          56,559
         INTERNATIONAL FUND                                             130,976           1,631           1,421
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
         Proposal 2(a)                                                  For            Against         Abstain
         -------------                                               ----------       ---------       ---------
         DIVIDEND FUND                                               20,197,810       5,459,483       1,607,464
         GROWTH FUND                                                 13,836,259       4,101,372       1,025,571
         UTILITY FUND                                                   889,866         186,656          57,294
         SMALL-CAP FUND                                               2,113,922         866,817         169,067
         BULWARK FUND                                                 1,934,251         342,349          62,849
         INTERNATIONAL FUND                                             120,926           7,954           5,147
         HIGH-YIELD BOND FUND                                           126,085          17,163           4,026
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
         Proposal 2(b)                                                  For            Against         Abstain
         -------------                                               ----------       ---------       ---------
         DIVIDEND FUND                                               20,406,310       5,205,100       1,653,347
         GROWTH FUND                                                 13,984,593       3,893,660       1,084,949
         UTILITY FUND                                                   890,053         165,436          78,328
         SMALL-CAP FUND                                               2,030,583         795,763         161,963
         BULWARK FUND                                                 2,033,266         239,733          66,350
         INTERNATIONAL FUND                                             123,499           5,771           4,758
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
         Proposal 2(c)                                                  For            Against         Abstain
         -------------                                               ----------       ---------       ---------
         DIVIDEND FUND                                               20,499,803       5,073,075       1,691,879
         GROWTH FUND                                                 14,114,881       3,776,242       1,072,080
         UTILITY FUND                                                   902,159         170,676          60,892
         SMALL-CAP FUND                                               2,026,002         820,256         142,050
         INTERNATIONAL FUND                                             121,363           7,862           4,803
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
         Proposal 3(a)-(d)                                              For            Against         Abstain
         -----------------                                           ----------       ---------       ---------
         BULWARK FUND                                                 2,094,149         189,705          55,594
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
         Proposal 4                                                     For            Against         Abstain
         ----------                                                  ----------       ---------       ---------
         DIVIDEND FUND                                               19,228,231       6,290,989       1,745,538
         GROWTH FUND                                                 12,903,273       4,916,298       1,143,631
         UTILITY FUND                                                   846,778         223,806          63,233
         SMALL-CAP FUND                                               2,290,560         540,300         157,449
         BULWARK FUND                                                 1,795,384         461,148          82,916
         INTERNATIONAL FUND                                             118,826          12,525           2,696
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
         Proposal 5                                                     For            Against         Abstain
         ----------                                                  ----------       ---------       ---------
         GROWTH FUND                                                 14,214,562       3,559,719       1,188,921
-----------------------------------------------------------------------------------------------------------------

                                                                              55

                                                     FINANCIAL HIGHLIGHTS

                                  (FOR AN INVESTOR SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                         INCOME (LOSS) FROM INVESTMENT OPERATIONS                             DISTRIBUTIONS
                  -------------------------------------------------------     ----------------------------------------------
                                               Net Realized                                  Distributions
                                                   and                                         from Net
                  Net Asset                     Unrealized       Total        Dividends        Realized
                    Value,        Net             Gains           from         from Net       Gains from
                  Beginning    Investment      (Losses) on     Investment     Investment      Investment           Total
                  of Period      Income        Investments     Operations       Income       Transactions      Distributions
                  ---------    ----------      ------------    ----------     ----------     -------------     -------------

 LINDNER GROWTH FUND <F1>
 ------------------------
 Period Ended June 30,
 1994               $22.32        $0.38           $0.71           $1.09          $0.46           $0.53             $0.99
 1995               $22.42        $0.43           $2.66           $3.09          $0.34           $1.84             $2.18
 1996               $23.33        $0.40           $4.47           $4.87          $0.47           $1.34             $1.81
 1997               $26.39        $0.36           $2.72           $3.08          $0.39           $3.10             $3.49
 1998               $25.98        $0.38          ($0.27)          $0.11          $0.34           $3.48             $3.82
 Period Ended December 31,
 1998 <F10>         $22.27        $0.13          ($3.19)         ($3.06)         $0.32           $2.74             $3.06

 LINDNER DIVIDEND FUND <F2>
 --------------------------
 Period Ended February 28,
 1994               $27.01        $1.88           $1.06           $2.94          $1.74           $0.58             $2.32
 1995               $27.63        $1.93          ($2.13)         ($0.20)         $1.90           $0.57             $2.47
 Period Ended June 30,
 1995               $24.96        $0.95           $1.05           $2.00          $0.96           $0.00             $0.96
 1996               $26.00        $1.80           $2.29           $4.09          $1.79           $0.23             $2.02
 1997               $28.07        $1.63           $0.70           $2.33          $1.68           $0.78             $2.46
 1998               $27.94        $1.83           $2.02           $3.85          $1.71           $2.49             $4.20
 Period Ended December 31,
 1998 <F10>         $27.59        $1.08          ($3.59)         ($2.51)         $1.05           $0.50             $1.55

 LINDNER UTILITY FUND
 --------------------
 Period Ended June 30,
 1994               $10.00        $0.05          ($0.01)          $0.04          $0.02           $0.00             $0.02
 1995               $10.02        $0.39           $0.84           $1.23          $0.39           $0.09             $0.48
 1996               $10.77        $0.35           $3.42           $3.77          $0.34           $0.00             $0.34
 1997               $14.20        $0.39           $1.60           $1.99          $0.42           $0.02             $0.44
 1998               $15.75        $0.37           $1.96           $2.33          $0.37           $0.93             $1.30
 Period Ended December 31,
 1998 <F10>         $16.78        $0.21          ($2.37)         ($2.16)         $0.22           $2.41             $2.63


 LINDNER/RYBACK SMALL-CAP FUND <F3>
 ----------------------------------
 Period Ended June 30,
 1994                $5.00        $0.01          ($0.22)         ($0.21)         $0.00           $0.00             $0.00
 1995                $4.79       ($0.03)          $0.71           $0.68          $0.01           $0.00             $0.01
 1996                $5.46        $0.00           $1.30           $1.30          $0.00           $0.61             $0.61
 1997                $6.15        $0.04           $1.49           $1.53          $0.01           $0.00             $0.01
 1998                $7.67        $0.09           $1.07           $1.16          $0.04           $0.30             $0.34
 Period Ended December 31,
 1998 <F10>          $8.49        $0.03          ($0.55)         ($0.52)         $0.09           $0.31             $0.40


                                                                        RATIOS/SUPPLEMENTAL DATA
                                                ---------------------------------------------------------------------
                                                                          Ratio of Net
                                                                           Investment                         Net
                    Net Asset                    Ratio of                    Income                         Assets,
                     Value,                      Expenses                      to        Portfolio          End of
                     End of         Total       to Average                   Average     Turnover           Period
                     Period      Return <F8>    Net Assets                 Net Assets      Rate          (In Millions)
                    ---------    -----------    ----------                ------------   ---------       -------------

 LINDNER GROWTH FUND <F1>
 ------------------------
 Period Ended June 30,
 1994                $22.42          4.83%         0.65%                      1.69%        37.92%            $1,528
 1995                $22.33         14.89%         0.54%                      1.89%        24.94%            $1,446
 1996                $26.39         21.95%         0.63% <F9>                 1.53%        39.49%            $1,446
 1997                $25.98         12.50%         0.44%                      1.39%        36.39%            $1,495
 1998                $22.27          0.31%         0.44%                      1.29%        44.43%            $1,003
 Period Ended December 31,
 1998 <F10>          $16.15        -13.61%         0.32%                      0.53%        19.49%              $616

 LINDNER DIVIDEND FUND <F2>
 --------------------------
 Period Ended February 28,
 1994                $27.63         11.19%         0.64%                      7.01%        43.20%            $1,532
 1995                $24.96         -0.44%         0.61%                      7.76%        29.79%            $1,697
 Period Ended June 30,
 1995                $26.00          8.12%         0.21%                      2.43%        11.00%            $1,903
 1996                $28.07         16.14%         0.60% <F9>                 6.62%        30.24%            $2,293
 1997                $27.94          8.75%         0.60%                      5.74%        40.32%            $2,017
 1998                $27.59         14.75%         0.61%                      6.29%        28.56%            $1,616
 Period Ended December 31,
 1998 <F10>          $23.53         -9.10%         0.32%                      4.05%        13.23%            $1,152

 LINDNER UTILITY FUND
 --------------------
 Period Ended June 30,
 1994                $10.02          0.39%         1.30%                      0.76%        44.95%               $11
 1995                $10.77         12.51%         1.04%                      3.02%       190.70%               $18
 1996                $14.20         35.39%         0.95% <F9>                 2.87%        98.58%               $32
 1997                $15.75         14.29%         0.89%                      2.81%        86.44%               $47
 1998                $16.78         15.53%         0.91%                      2.21%        99.37%               $43
 Period Ended December 31,
 1998 <F10>          $11.99        -12.77%         0.50%                      1.44%        76.04%               $28

 LINDNER/RYBACK SMALL-CAP FUND <F3>
 ----------------------------------
 Period Ended June 30,
 1994                 $4.79         -4.20%         0.96%                      0.52%         5.03%                $5
 1995                 $5.46         14.32%         1.65%                     -0.57%       158.62%                $8
 1996                 $6.15         25.70%         1.22% <F9>                -0.04%       103.05%               $10
 1997                 $7.67         24.96%         0.96%                      0.46%        49.49%               $25
 1998                 $8.49         15.24%         0.87%                      1.13%        24.52%               $54
 Period Ended December 31,
 1998 <F10>           $7.57         -5.97%         0.48%                      0.38%        24.46%               $44




56

                         INCOME (LOSS) FROM INVESTMENT OPERATIONS                             DISTRIBUTIONS
                  -------------------------------------------------------     ----------------------------------------------
                                               Net Realized                                  Distributions
                                                   and                                         from Net
                  Net Asset                     Unrealized       Total        Dividends        Realized
                    Value,        Net             Gains           from         from Net       Gains from
                  Beginning    Investment      (Losses) on     Investment     Investment      Investment           Total
                  of Period      Income        Investments     Operations       Income       Transactions      Distributions
                  ---------    ----------      ------------    ----------     ----------     -------------     -------------

 LINDNER INTERNATIONAL FUND <F4>
 -------------------------------
 Period Ended June 30,
 1995                $9.00        $0.07           $0.02           $0.09          $0.00           $0.00             $0.00
 1996                $9.09       ($0.01)          $0.86           $0.85          $0.05           $0.00             $0.05
 1997                $9.89       ($0.01)          $1.45           $1.44          $0.00           $0.14             $0.14
 1998               $11.19       ($0.15)         ($2.11)         ($2.26)         $0.00           $0.22             $0.22
 Period Ended December 31,
 1998 <F10>          $8.71       ($0.18)         ($1.99)         ($2.17)         $0.00           $0.30             $0.30

 LINDNER HIGH-YIELD BOND FUND <F6>
 ---------------------------------
 Period Ended June 30,
 1998               $10.00        $0.13           $0.09           $0.22          $0.12           $0.00             $0.12
 Period Ended December 31,
 1998 <F10>         $10.10        $0.47          ($1.67)         ($1.20)         $0.47           $0.01             $0.48

 LINDNER BULWARK FUND <F5>
 -------------------------
 Period Ended June 30,
 1994                $7.00        $0.01           $0.16           $0.17          $0.00           $0.00             $0.00
 1995                $7.17        $0.11          ($0.10)          $0.01          $0.05           $0.04             $0.09
 1996                $7.09        $0.26           $1.32           $1.58          $0.31           $0.00             $0.31
 1997                $8.36        $0.29          ($1.81)         ($1.52)         $0.14           $0.00             $0.14
 1998                $6.70        $0.23          ($0.89)         ($0.66)         $0.39           $0.00             $0.39
 Period Ended December 31,
 1998 <F10>          $5.65        $0.12           $0.05           $0.17          $0.17           $0.00             $0.17


 LINDNER GOVERNMENT MONEY MARKET FUND <F7>
 -----------------------------------------
 Period Ended June 30,
 1997                $1.00        $0.05           $0.00           $0.05          $0.05           $0.00             $0.05
 1998                $1.00        $0.05           $0.00           $0.05          $0.05           $0.00             $0.05
 Period Ended December 31,
 1998 <F10>          $1.00        $0.02           $0.00           $0.02          $0.02           $0.00             $0.02


                                                                        RATIOS/SUPPLEMENTAL DATA
                                                ----------------------------------------------------------------------
                                                                          Ratio of Net
                                                                           Investment                         Net
                    Net Asset                    Ratio of                    Income                         Assets,
                     Value,                      Expenses                      to        Portfolio          End of
                     End of         Total       to Average                   Average     Turnover           Period
                     Period      Return <F8>    Net Assets                 Net Assets      Rate          (In Millions)
                    ---------    -----------    ----------                ------------   ---------       -------------

 LINDNER INTERNATIONAL FUND <F4>
 -------------------------------
 Period Ended June 30,
 1995                 $9.09          1.00%         1.26%                      1.02%         0.00%             $0.3
 1996                 $9.89          9.41%         2.57% <F9>                 0.05%        48.40%             $1.2
 1997                $11.19         14.76%         1.96%                     -0.14%        37.79%             $4.7
 1998                 $8.71        -20.31%         2.25%                     -1.14%        44.25%             $2.6
 Period Ended December 31,
 1998 <F10>           $6.24        -25.13%         1.94%                     -1.44%         7.81%             $1.4

 LINDNER HIGH-YIELD BOND FUND <F6>
 ---------------------------------
 Period Ended June 30,
 1998                $10.10          2.20%         0.76%                      4.90%         5.97%             $1.6
 Period Ended December 31,
 1998 <F10>           $8.42        -11.85%         0.62%                      5.58%        13.11%             $2.3

 LINDNER BULWARK FUND <F5>
 -------------------------
 Period Ended June 30,
 1994                 $7.17          2.43%         0.66%                      0.26%         0.89%              $31
 1995                 $7.09          0.10%         1.27%                      2.45%       122.64%              $65
 1996                 $8.36         23.44%         1.24% <F9>                 2.45%       139.82%              $62
 1997                 $6.70        -18.43%         1.20%                      3.86%       457.57%              $68
 1998                 $5.65        -10.08%         1.23%                      1.66%       109.32%              $28
 Period Ended December 31,
 1998 <F10>           $5.65          3.02%         0.75%                      1.82%        69.60%              $24

 LINDNER GOVERNMENT MONEY MARKET FUND <F7>
 -----------------------------------------
 Period Ended June 30,
 1997                 $1.00          5.02%         0.43%                      5.45%           --               $39
 1998                 $1.00          5.21%         0.50%                      5.08%           --               $43
 Period Ended December 31,
 1998 <F10>           $1.00          2.46%         0.25%                      2.37%           --               $53


 <F1> Historical performance information is for Lindner Fund, Inc. ("LGFI"), the predecessor of the Lindner Growth Fund series of the Trust. The Lindner Growth Fund series of the Trust succeeded to all of the assets and liabilities of LGFI on June 30, 1995, pursuant to a reorganization approved by the shareholders of LGFI on June 29, 1995.
 <F2> Historical performance information is for Lindner Dividend Fund, Inc.
      ("LDFI"), the predecessor of the Lindner Dividend Fund series of the Trust. The Lindner Dividend Fund series of the Trust succeeded to all of the assets and liabilities of LDFI on June 30, 1995, pursuant to a reorganization approved by the shareholders of LDFI on June 29, 1995.
 <F3> Operations commenced on January 24, 1994.
 <F4> Operations commenced on January 1, 1995.
 <F5> Operations commenced on February 11, 1994.
 <F6> Operations commenced on April 13, 1998.
 <F7> Operations commenced on July 6, 1996.
 <F8> Total return for periods of less than one year are not annualized. Total return is the percentage increase in value for a period, assuming initial investment at the net asset value on the day before the start of the period and assuming all dividends and distributions were reinvested and a redemption at the net asset value on the last day of the period.
 <F9> Expense ratio for periods after September 1, 1995, are computed using gross expenses which include fees reduced in connection with specific agreements.
<F10> Unaudited.

                                  (FOR AN INSTITUTIONAL SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                         INCOME (LOSS) FROM INVESTMENT OPERATIONS                             DISTRIBUTIONS
                  -------------------------------------------------------     ----------------------------------------------
                                               Net Realized                                  Distributions
                                                   and                                         from Net
                  Net Asset                     Unrealized       Total        Dividends        Realized
                    Value,        Net             Gains           from         from Net       Gains from
                  Beginning    Investment      (Losses) on     Investment     Investment      Investment           Total
                  of Period      Income        Investments     Operations       Income       Transactions      Distributions
                  ---------    ----------      ------------    ----------     ----------     -------------     -------------

 LINDNER GROWTH FUND
 -------------------
 Period Ended June 30,
 1997 <F1>          $26.39        $0.34           $2.68           $3.02          $0.37           $3.10             $3.47
 1998               $25.94        $0.35          ($0.30)          $0.05          $0.31           $3.48             $3.79
 Period Ended December 31,
 1998 <F9>          $22.20        $0.13          ($3.23)         ($3.10)         $0.31           $2.74             $3.05

 LINDNER DIVIDEND FUND
 ---------------------
 Period Ended June 30,
 1997 <F2>          $28.07        $1.61           $0.66           $2.27          $1.66           $0.78             $2.44
 1998               $27.90        $1.78           $2.00           $3.78          $1.66           $2.49             $4.15
 Period Ended December 31,
 1998 <F9>          $27.53        $1.08          ($3.61)         ($2.53)         $1.05           $0.50             $1.55

 LINDNER UTILITY FUND
 --------------------
 Period Ended June 30,
 1997 <F3>          $14.20        $0.27           $1.59           $1.86          $0.31           $0.02             $0.33
 1998               $15.74        $0.26           $2.03           $2.29          $0.26           $0.93             $1.19
 Period Ended December 31,
 1998 <F9>          $16.84        $0.08          ($2.28)         ($2.20)         $0.09           $2.41             $2.50


 LINDNER/RYBACK SMALL-CAP FUND
 -----------------------------
 Period Ended June 30,
 1997 <F4>           $6.15        $0.04           $1.49           $1.53          $0.01           $0.00             $0.01
 1998                $7.67        $0.08           $1.06           $1.14          $0.03           $0.30             $0.33
 Period Ended December 31,
 1998 <F9>           $8.48        $0.03          ($0.55)         ($0.52)         $0.08           $0.31             $0.39


 LINDNER BULWARK FUND
 --------------------
 Period Ended June 30,
 1997 <F5>           $8.36        $0.26          ($1.81)         ($1.55)         $0.14           $0.00             $0.14
 1998                $6.67       ($0.16)         ($0.49)         ($0.65)         $0.00           $0.00             $0.00
 Period Ended December 31,
 1998 <F9>           $6.02        $0.12           $0.06           $0.18          $0.17           $0.00             $0.17

                                                                        RATIOS/SUPPLEMENTAL DATA
                                                ----------------------------------------------------------------------
                                                                          Ratio of Net
                                                                           Investment                          Net
                    Net Asset                    Ratio of                    Income                          Assets,
                     Value,                      Expenses                      to        Portfolio            End of
                     End of         Total       to Average                   Average     Turnover           Period (In
                     Period      Return <F7>    Net Assets                 Net Assets      Rate             Thousands)
                    ---------    -----------    ----------                ------------   ---------          ----------

 LINDNER GROWTH FUND
 -------------------
 Period Ended June 30,
 1997 <F1>           $25.94         15.36%         0.46%                      1.29%        36.39%              $102
 1998                $22.20          0.08%         0.75%                      1.05%        44.43%              $369
 Period Ended December 31,
 1998 <F9>           $16.05        -13.85%         0.48%                      0.45%        19.49%              $257

 LINDNER DIVIDEND FUND
 ---------------------
 Period Ended June 30,
 1997 <F2>           $27.90          9.84%         0.85%                      5.69%        40.32%            $2,010
 1998                $27.53         14.49%         0.88%                      6.14%        28.56%            $2,777
 Period Ended December 31,
 1998 <F9>           $23.45         -9.19%         0.50%                      3.94%        13.23%              $884

 LINDNER UTILITY FUND
 --------------------
 Period Ended June 30,
 1997 <F3>           $15.74         14.52%         0.75%                      2.42%        86.44%               $54
 1998                $16.84         15.23%         1.22%                      1.99%        99.37%                $9
 Period Ended December 31,
 1998 <F9>           $12.14        -13.00%         0.66%                      1.38%        76.04%              $0.2

 LINDNER/RYBACK SMALL-CAP FUND
 -----------------------------
 Period Ended June 30,
 1997 <F4>            $7.67         21.21%         0.59%                      0.26%        49.49%              $0.2
 1998                 $8.48         15.02%         1.31%                      0.99%        24.52%            $154.0
 Period Ended December 31,
 1998 <F9>            $7.57         -5.91%         0.61%                      0.26%        24.46%              $175

 LINDNER BULWARK FUND
 --------------------
 Period Ended June 30,
 1997 <F5>            $6.67        -18.61%         1.37%                      4.45%       457.57%              $1.6
 1998                 $6.02         -9.75%         1.86%                     16.68%       109.32%              $0.1
 Period Ended December 31,
 1998 <F9>            $6.03          3.00%         0.46%                      1.69%        69.60%              $0.1



58

                         INCOME (LOSS) FROM INVESTMENT OPERATIONS                             DISTRIBUTIONS
                  -------------------------------------------------------     ----------------------------------------------
                                               Net Realized                                  Distributions
                                                   and                                         from Net
                  Net Asset                     Unrealized       Total        Dividends        Realized
                    Value,        Net             Gains           from         from Net       Gains from
                  Beginning    Investment      (Losses) on     Investment     Investment      Investment           Total
                  of Period      Income        Investments     Operations       Income       Transactions      Distributions
                  ---------    ----------      ------------    ----------     ----------     -------------     -------------

 LINDNER INTERNATIONAL FUND
 --------------------------
 Period Ended June 30,
 1997 <F6>           $9.89       ($0.04)          $1.45           $1.41          $0.00           $0.14             $0.14
 1998               $11.16       ($0.15)         ($2.16)         ($2.31)         $0.00           $0.22             $0.22
 Period Ended December 31,
 1998 <F9>           $8.63       ($0.18)         ($2.00)         ($2.18)         $0.00           $0.30             $0.30

 LINDNER HIGH-YIELD BOND FUND
 ----------------------------
 Period Ended June 30,
 1998 <F8>          $10.09        $0.12           $0.02           $0.14          $0.11           $0.00             $0.11
 Period Ended December 31,
 1998 <F9>          $10.12        $0.46          ($1.68)         ($1.22)         $0.46           $0.01             $0.47



                                                                        RATIOS/SUPPLEMENTAL DATA
                                                ----------------------------------------------------------------------
                                                                          Ratio of Net
                                                                           Investment                           Net
                    Net Asset                    Ratio of                    Income                           Assets,
                     Value,                      Expenses                      to         Portfolio           End of
                     End of         Total       to Average                   Average      Turnover          Period (In
                     Period      Return <F7>    Net Assets                 Net Assets       Rate            Thousands)
                    ---------    -----------    ----------                ------------    ---------         ----------

 LINDNER INTERNATIONAL FUND
 --------------------------
 Period Ended June 30,
 1997 <F6>           $11.16         17.06%         1.48%                     -0.13%        37.79%              $0.4
 1998                 $8.63        -20.82%         2.67%                     -1.47%        44.25%              $0.3
 Period Ended December 31,
 1998 <F9>            $6.15        -25.48%         2.17%                     -1.64%         7.81%              $0.2

 LINDNER HIGH-YIELD BOND FUND
 ----------------------------
 Period Ended June 30,
 1998 <F8>           $10.12          1.39%        -0.09%                      0.53%         5.97%              $0.1
 Period Ended December 31,
 1998 <F9>            $8.43        -12.03%         0.95%                      5.25%        13.11%              $0.1

<F1> For the period July 12, 1996 (initial purchase) to June 30, 1997.
<F2> For the period July 9, 1996 (initial purchase) to June 30, 1997.
<F3> For the period October 31, 1996 (initial purchase) to June 30, 1997.
<F4> For the period November 1, 1996 (initial purchase) to June 30, 1997.
<F5> For the period July 11, 1996 (initial purchase) to June 30, 1997.
<F6> For the period November 1, 1996 (initial purchase) to June 30, 1997.
<F7> Total return for periods of less than one year are not annualized. Total return is the percentage increase in value for a period, assuming initial investment at the net asset value on the day before the start of the period and assuming all dividends and distributions were reinvested and a redemption at the net asset value on the last day of the period.
<F8> For the period June 16, 1998 (initial purchase) to June 30, 1998.
<F9> Unaudited.

LINDNER INVESTMENTS
7711 Carondelet Avenue, Suite 700
St. Louis, Missouri 63105
Tel: 314-727-5305
Fax: 314-727-9306

BOARD OF TRUSTEES
Robert L. Byman
Terence P. Fitzgerald
Marc P. Hartstein
Peter S. Horos
Donald J. Murphy
Dennis P. Nash
Eric E. Ryback
Doug T. Valassis

INVESTMENT ADVISER
Ryback Management Corporation

CUSTODIANS
Star Bank, N.A.
The Chase Manhattan Bank, N.A.

COUNSEL
Dykema Gossett PLLC

INDEPENDENT AUDITORS
Deloitte & Touche LLP

TRANSFER AGENT
Ryback Management Corporation



[LOGO]  LINDNER(R)
        F U N D S
ADVISED BY RYBACK MANAGEMENT CORPORATION


www.lindnerfunds.com




         LINDNER FUNDS



      SEMI-ANNUAL REPORT


           [LOGO]




           PERIOD
           ENDED
        DECEMBER 31,
            1998